                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.1)


    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                            SUNAMERICA EQUITY FUNDS
                            SUNAMERICA INCOME FUNDS
                      SUNAMERICA MONEY MARKET FUNDS, INC.
                           STYLE SELECT SERIES, INC.
                  SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
      -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      -------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 set forth the amount on which the filing fee is calculated and state how it was determined:
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992

                                                              December 29, 2003

Dear Shareholder,

   I am writing to you to ask for your vote on important questions that may affect SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc. and SunAmerica Style Select Series, Inc. Depending upon which Fund's shares you own, we are asking you to vote on the following proposals:

      1. The election of Directors or Trustees of each of the Funds;


      2. Charter amendments for SunAmerica Strategic Investment Series, Inc. and SunAmerica Style Select Series, Inc.; and


      3. The Agreement and Plan of Reorganization for SunAmerica Focused Dividend Strategy Portfolio of SunAmerica Equity Funds, pursuant to which the Portfolio will be reorganized into the newly created Focused Dividend Strategy Portfolio of SunAmerica Style Select Series, Inc. This action is being taken solely for organizational reasons, and the reorganization is not expected to affect how the Portfolio is managed or the Portfolio's fees.

   The proposals are described in more detail in the accompanying Questions and Answers sheet and the Proxy Statement.

   The Boards of Directors or Trustees of the Funds believe that the proposals set forth in the Notice of Joint Special Meeting and accompanying Proxy Statement are important and recommend that you read the enclosed materials carefully and then provide a vote in favor of the proposals.


   If you have any questions regarding any of the proposals, please feel free to call Georgeson Shareholder Communications, Inc. at 1-(877) 802-3594 who will be pleased to assist you.


   You will receive a proxy card for each Fund in which you are invested. There are several ways to vote your shares including mail, telephone, live operator and the Internet. Please refer to the proxy card for more information on how to vote. Your vote is important. If we do not receive a response by one of these methods, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, Inc., reminding you to vote.

   Shareholders are urged to vote using any of the available options to ensure a quorum at the meeting. Your Vote is important regardless of the size of your shareholding.

   Your Vote is important!

   Your prompt attention to this matter can help to avoid the cost of future solicitation for your proxy regarding this meeting.

   We appreciate your cooperation and continued support.

                     Sincerely,



                     /s/ Robert M. Zakem
                     President
                     SUNAMERICA EQUITY FUNDS
                     SUNAMERICA INCOME FUNDS
                     SUNAMERICA MONEY MARKET FUNDS, INC.
                     SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
                     SUNAMERICA STYLE SELECT SERIES, INC.

                      IMPORTANT NEWS FOR SHAREHOLDERS OF
                            SUNAMERICA EQUITY FUNDS
                            SUNAMERICA INCOME FUNDS
                      SUNAMERICA MONEY MARKET FUNDS, INC.
                 SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
                     SUNAMERICA STYLE SELECT SERIES, INC.

   While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matters affecting the Funds that require a shareholder vote.

Q: WHO IS ASKING FOR MY VOTE?

A: The Board of Directors and Trustees of the Funds has requested your vote on several matters at a special shareholders meeting to be held at 10:00 a.m., Eastern Time, on January 30, 2004 (the "Special Meeting") at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Q: WHY DID YOU SEND ME THIS BOOKLET?

A: You are receiving these proxy materials because you have the right to vote on important proposals concerning your investment in one or more of the Funds.

Q: WHY ARE MULTIPLE CARDS ENCLOSED?

A: If you own shares of more than one Fund, you will receive a proxy card for each Fund whose shares you own.

Q. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?


A. For Shareholders of All Funds:


       To elect a slate of nominees to the Board of Directors or Trustees. It is proposed that two members of the current Boards retire and be replaced by two new nominees. The five other members of the Boards will continue to serve.



   For Shareholders of SunAmerica Strategic Investment Series, Inc. and SunAmerica Style Select Series, Inc.:


       To approve amendments to the Articles of Incorporation to allow the Funds and Boards greater flexibility with respect to redemption provisions and the winding up of the Fund.



   For Shareholders of the Focused Dividend Strategy Portfolio of SunAmerica Equity Funds:


       A Reorganization pursuant to which the Fund will be reorganized into a newly created Focused Dividend Strategy Portfolio of SunAmerica Style Series, Inc.

Q. WILL THE PROPOSED REORGANIZATION AND OTHER CHANGES RESULT IN HIGHER MANAGEMENT FEES OR OTHER FEES AND EXPENSES?

A. No. The rate of the management fees and other fees and expenses charged to each Fund will not increase as a result of any of the proposed changes.

Q. WHY AM I RECEIVING PROXY INFORMATION FOR A FUND THAT I DO NOT OWN?


A. Shareholders of all of the Funds are being asked to approve the election of directors. Much of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money for your Fund, one proxy statement has been prepared.


Q. WHY AM I RECEIVING MORE THAN ONE PROXY STATEMENT OR MAILING?

A. You may receive a separate proxy statement for each Fund that you own. Also, if you hold shares in more than one account--for example, in an individual account and in an IRA--you may receive multiple proxy statements. Each proxy card should be voted and returned.

Q. HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?


A. The number of votes needed to approve each Proposal differs, due to different requirements imposed by federal and state law and the Funds' governing documents. The descriptions of each Proposal in the enclosed proxy statement identify the number of votes required for each Fund to approve each Proposal.


Q. WHAT IF YOU DO NOT HAVE ENOUGH VOTES TO MAKE THIS DECISION BY THE SCHEDULED SHAREHOLDER MEETING DATE?

A. If we do not receive sufficient votes to hold the meeting, we, or a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the joint shareholder meeting at 10:00 a.m. on January 30, 2004, the meeting may be adjourned to permit further solicitation of proxy votes.

Q. HOW DOES EACH FUND'S BOARD RECOMMEND THAT I VOTE?

A. After careful consideration, each Fund's Board, including the independent directors or trustees, recommend that you vote FOR all of the the proposals.

Q. WHOM DO I CALL FOR MORE INFORMATION?


A. Please call Georgeson Shareholder Communications, Inc., the Funds' proxy solicitor, toll-free at 1-(877) 802-3594.


Q. HOW CAN I VOTE MY SHARES?

A. Please choose one of the following options to vote your shares:

  .   By mail, with the enclosed proxy card;

  . By Touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card;

  . Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site;


  . By calling Georgeson Shareholder Communications, Inc., the Funds' proxy solicitor, toll-free at 1-(877) 802-3594; or


  .   In person at the Special Meeting

   Your proxy is important and will help avoid the additional expense of another solicitation. Thank you for promptly submitting your vote.

                            SUNAMERICA EQUITY FUNDS
                            SUNAMERICA INCOME FUNDS
                      SUNAMERICA MONEY MARKET FUNDS, INC.
                 SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
                     SUNAMERICA STYLE SELECT SERIES, INC.

                          Harborside Financial Center
                                 3200 Plaza 5
                          Jersey City, NJ 07311-4992

                               -----------------

                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

                               -----------------

To Our Shareholders:

   NOTICE IS HEREBY GIVEN that a Joint Special Meeting (the "Meeting") of shareholders of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc. and SunAmerica Style Select Series, Inc. (each, a "Fund" and collectively, the "Funds") will be held on January 30, 2004 at 10:00 a.m., Eastern time, at the offices of AIG SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, for the purpose of considering the proposals set forth below:

      1. To approve the election of Directors or Trustees of each of the Funds.


      2. To approve charter amendments for SunAmerica Strategic Investment Series, Inc. and SunAmerica Style Select Series, Inc.



      3. To approve the Agreement and Plan of Reorganization for the Focused Dividend Strategy Portfolio of SunAmerica Equity Funds, pursuant to which the Portfolio will be reorganized into the newly created Focused Dividend Strategy Portfolio of SunAmerica Style Select Series, Inc.


      4. To transact such other business as may properly come before the Meeting or any adjournment thereof.


   Only Shareholders of record at the close of business on November 28, 2003, are entitled to vote at the Meeting and any adjournment thereof. You may vote by mail, touch-tone telephone, internet or in person. Please provide your vote promptly.

                              By order of the Board of Directors or Trustees,



                              /s/ Robert M. Zakem
                                Secretary
                              SUNAMERICA EQUITY FUNDS
                              SUNAMERICA INCOME FUNDS
                              SUNAMERICA MONEY MARKET FUNDS, INC.
                              SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
                              SUNAMERICA STYLE SELECT SERIES, INC.


December 29, 2003


   Each shareholder is urged to exercise the right to vote at the Joint Special Meeting of shareholders by filling in, dating and signing the enclosed proxy card and returning it in the return envelope provided. Shareholders also have the option of voting by telephone or Internet by following the instructions on the proxy card.

                            SUNAMERICA EQUITY FUNDS
                            SUNAMERICA INCOME FUNDS
                      SUNAMERICA MONEY MARKET FUNDS, INC.
                 SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
                     SUNAMERICA STYLE SELECT SERIES, INC.

                          Harborside Financial Center
                                 3200 Plaza 5
                             Jersey City, NJ 07311

                               -----------------

                                PROXY STATEMENT

                               -----------------

                     Joint Special Meeting of Shareholders
                         January 30, 2004, 10:00 A.M.


   This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors or Trustees ("Directors" or "Trustees" as the case may be, and collectively "Directors") of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc. and SunAmerica Style Select Series, Inc. (each, a "Fund" and collectively, the "Funds") for use at the special meeting ("Meeting") of shareholders of each portfolio ("Portfolio") of each Fund ("Shareholders") to be held at the offices of the Funds at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ, 07311 on January 30, 2004, at 10:00 A.M., Eastern time, and at any adjournment thereof. This Proxy Statement and form of proxy are being mailed to Shareholders on or about December 29, 2003 on behalf of the Directors of the Funds.


   Execution of a proxy will not in any way affect a Shareholder's right to attend the Meeting and vote in person, and any Shareholder giving a proxy has the right to revoke it at any time by written notice addressed to and received by the Secretary of the applicable Fund prior to the exercise of the proxy or by attending the Meeting and revoking the proxy in person.

   The Directors have fixed the close of business on November 28, 2003 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting.

   A listing of the proposals described in this Proxy Statement and the Funds and Portfolios to which each applies is set forth below.




       Proposal                          Portfolios and Funds Voting
   -   --------                          ---------------------------
 1.    Election of Directors             All Portfolios of each Fund voting
                                         together as a single class
 2(a). Approval of Charter Amendment:    All Portfolios of SunAmerica
       Redemption-in-Kind                Strategic Series, Inc. and
                                         SunAmerica Style Select Series,
                                         Inc., respectively, voting together as
                                         a single class
 2(a). Approval of Charter Amendment:    All Portfolios of SunAmerica
       Winding Up                        Strategic Series, Inc and
                                         SunAmerica Style Select Series,
                                         Inc., respectively, voting together as
                                         a single class
 3.    Approval of Agreement and Plan of Focused Dividend Strategy Portfolio
       Reorganization                    Only



   A quorum for the transaction of business at the Meeting is constituted with respect to SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Strategic Investment Series, Inc. and SunAmerica Style Select Series, Inc. by the presence in person or by proxy of holders of a majority of the shares of the respective Fund or Portfolio entitled to vote at the Meeting. A quorum for the transaction of business at the Meeting is constituted with respect to SunAmerica Money Market Funds, Inc. by the presence in person or by proxy of holders of one-third of the shares of the Fund entitled to vote at the Meeting. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for determining the existence of a quorum for the transaction of business with respect to such Fund or Portfolio.



   For Proposal No. 1, with respect to SunAmerica Equity Funds and SunAmerica Income Funds, the nominees who receive the affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote at the Meeting at which a quorum is present will be elected. With respect to SunAmerica Money Market Funds, Inc., the nominees who receives the affirmative vote of the holders of a majority of shares entitled to vote at the Meeting will be elected. With respect to SunAmerica Strategic Investment Series, Inc. and SunAmerica Style Select Series, Inc., a plurality of all the votes cast at the Meeting at which a quorum is present is sufficient to elect a nominee. Shareholders of all Portfolios of each Fund vote together as a single class with respect to Proposal No. 1.

   Approval of Proposal Nos. 2(a) and 2(b) requires the affirmative vote of a majority of the outstanding voting securities of the Funds. Shareholders of all Portfolios of each applicable Fund vote together as a single class with respect to Proposal Nos. 2(a) and 2(b).



   Approval of Proposal No. 3 requires the affirmative vote of a majority of the Focused Dividend Strategy Portfolio's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Act") to mean the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of the outstanding voting shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares.



   Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will have no effect on Proposal No. 1 with respect to SunAmerica Strategic Investment Series, Inc. and SunAmerica Style Select Series, Inc. and will have the effect of a negative vote in all other instances. Unmarked voting instructions from shareholders will be voted in favor of the proposals. Each Fund may adjourn the Meeting to the extent permitted by law, if necessary to obtain additional proxies from Shareholders.


   As of the record date, the total number of outstanding Shares of each Portfolio were as follows:

Fund and Portfolio Name

      SunAmerica Equity Funds         Class A    Class B    Class II   Class I  Class X
      -----------------------        ---------- ---------- ---------- --------- -------
SunAmerica Blue Chip Growth Fund....  5,109,508  2,468,849    603,557 1,333,573      --
SunAmerica Growth Opportunities Fund  4,373,728  3,057,367  1,535,632   326,822 736,799
SunAmerica New Century Fund.........  6,260,971  1,218,757    179,247   344,554      --
SunAmerica Growth and Income Fund...  6,789,519  6,463,614  4,928,974 1,287,308      --
SunAmerica Balanced Assets Fund..... 13,773,586  3,673,517  2,010,926   245,800      --
SunAmerica International Equity Fund  3,267,434  3,015,422  1,762,287 2,402,820      --
Focused Dividend Strategy Portfolio.  4,415,445  4,551,618  6,885,083        --      --
Total Equity Funds.................. 31,468,315 24,449,144 17,905,706 5,940,877 736,799
                                     ========== ========== ========== ========= =======


 SunAmerica Income Funds    Class A    Class B    Class II   Class I  Class X  Class Z
 -----------------------   ---------- ---------- ---------- --------- ------- ----------
SunAmerica Core Bond Fund.  8,117,827    620,655    480,141 2,293,442      -- 22,433,242
SunAmerica U.S. Government
 Securities Fund.......... 21,145,175  4,492,372  1,902,147        --      --         --
SunAmerica GNMA Fund...... 26,770,802 13,290,933  9,458,086     2,629 585,242         --
SunAmerica Strategic Bond
 Fund..................... 12,200,477 10,259,292  5,460,265 1,062,964      --         --
SunAmerica High Yield Bond
 Fund..................... 23,722,561 18,145,460 11,762,865     3,944      -- 17,712,708
SunAmerica Tax Exempt
 Insured Fund.............  5,283,527  1,309,141    432,021        --      --         --
Total SunAmerica Income
 Funds.................... 97,240,369 48,117,853 29,495,525 3,362,979 585,242 40,145,950
                           ========== ========== ========== ========= ======= ==========


   SunAmerica Money
  Market Funds, Inc.       Class A     Class B    Class II   Class I
  ------------------    ------------- ---------- ---------- ---------
SunAmerica Money
 Market Fund........... 1,674,256,955 47,843,727 20,644,806 9,430,691
SunAmerica Municipal
 Money Market Fund.....   104,528,334  3,234,855    263,705        --
Total SunAmerica
 Money Market
 Funds, Inc............ 1,778,785,289 51,078,582 20,908,511 9,430,691
                        ============= ========== ========== =========

      SunAmerica
 Strategic Investment
     Series, Inc.          Class A     Class B    Class II   Class I
 --------------------   ------------- ---------- ---------- ---------
SunAmerica Biotech/
 Health Fund...........     1,939,208  1,852,730  1,315,511        --
Tax Managed Equity
 Fund..................     1,409,037  2,189,388  2,199,658        --
SunAmerica Stock Index
 Fund..................     1,495,115  2,575,201    379,640        --
SunAmerica Science &
 Technology Fund.......     1,085,569  3,085,683    326,992    66,609
SunAmerica Aggressive
 Growth
 LifeStage Fund........       482,842  1,528,933     72,385 1,107,249
SunAmerica Moderate
 Growth
 LifeStage Fund........       665,469  1,605,986    180,377 1,849,774
SunAmerica Conservative
 Growth
 LifeStage Fund........       728,621    801,297    185,798        --
Total SunAmerica
 Strategic
 Investment Series,
 Inc...................     7,805,861 13,639,218  4,660,361 3,023,632
                        ============= ========== ========== =========

   SunAmerica Style
 Select Series, Inc.       Class A     Class B    Class II   Class I   Class X   Class Z
 -------------------    ------------- ---------- ---------- --------- --------- ---------
Focused Large-Cap
 Growth Portfolio......    32,866,630 31,225,534 33,796,926        --        -- 4,294,714
Focused Multi-Cap
 Growth Portfolio......     7,779,404  8,176,778  2,898,265        --    34,035        --
Focused 2000 Growth
 Portfolio.............     6,729,396  2,082,962  3,805,583   547,366        --        --
Focused Large-Cap Value
 Portfolio.............    13,376,242  3,122,111  4,370,163        --        --        --
Focused Multi-Cap Value
 Portfolio.............     9,683,715 11,293,526 13,174,594   999,934        --        --
Focused 2000 Value
 Portfolio.............     8,706,907  3,584,074  4,622,552        --        --        --
Focused Growth and
 Income Portfolio......     8,383,563  6,121,516  9,829,998        -- 1,619,005        --
Focused International
 Equity Portfolio......     4,931,840    554,014  1,258,423        --        --        --
Focused Technology
 Portfolio.............     7,314,568  4,840,140  5,963,776        --        --         0
SunAmerica Value
 Fund..................     3,707,129  5,284,678  1,486,274   412,014        --   277,687
Focused Equity Strategy
 Portfolio.............     3,836,147  2,269,980  7,355,765        --        --        --

 SunAmerica Style
Select Series, Inc.   Class A    Class B    Class II    Class I   Class X   Class Z
------------------- ----------- ---------- ----------- --------- --------- ---------
Focused
 Multi-Asset
 Strategy
 Portfolio.........   4,476,505  3,142,003   8,709,969        --        --        --
Focused Balanced
 Strategy Portfolio   4,199,219  3,528,416   7,627,750        --        --        --
Focused Fixed......   2,040,528    868,632   1,759,148        --        --        --
Income and Equity
 Strategy Portfolio
Focused Fixed
 Income Strategy
 Portfolio.........     636,315    475,470     879,724        --        --        --
Total SunAmerica
 Style Select
 Series, Inc....... 118,668,108 86,569,834 107,538,910 1,959,314 1,653,040 4,572,401
                    =========== ========== =========== ========= ========= =========


   The name, address and percentage of ownership of Shareholders that owned of record 5% or more of each class of shares of a Portfolio as of the Record Date are as follows:




                                                                    Percentage owned
Fund name and Class                   Holder and Address               of record
-------------------                   ------------------           -------------------

SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.

SunAmerica Aggressive Growth VALIC Seed Account                    Owned of record 33%
LifeStage Fund-Class A       Houston, TX 77019

                             SunAmerica Trust Co. CUST for the IRA Owned of record 5%
                             Starkville, MS 39759

SunAmerica Aggressive Growth VALIC Seed Account                    Owned of record 9%
LifeStage Fund-Class B       Houston, TX 77019

SunAmerica Aggressive Growth SunAmerica Trust Co. CUST FBO         Owned of record 6%
LifeStage Fund-Class II      Midvale, UT 84047

                             SunAmerica Trust Co. CUST for Insight Owned of record 6%
                             Group, Inc. 401k Plan
                             Marion, IA 52302

                             Ruth Bograd                           Owned of record 7%
                             Denver, CO 80218

SunAmerica Aggressive Growth VALIC Seed Account                    Owned of record 29%
LifeStage Fund-Class I       Houston, TX 77019

                             VALIC Trust Co. CUST FBO              Owned of record 6%
                             Houston, TX 77019

SunAmerica Moderate Growth   VALIC Seed Account                    Owned of record 22%
LifeStage Fund-Class A       Houston, TX 77019

                             SunAmerica Trust Co. CUST FBO         Owned of record 8%
                             Virginia Beach, VA 23456

SunAmerica Moderate Growth   VALIC Seed Account                    Owned of record 8%
LifeStage Fund-Class B       Houston, TX 77019

                                                                      Percentage owned
Fund name and Class                     Holder and Address               of record
-------------------                     ------------------           -------------------

SunAmerica Moderate Growth     SunAmerica Trust Co. CUST for the IRA Owned of record 8%
LifeStage Fund-Class II        Chattanooga, TN 37405

                               Merrill Lynch, Pierce, Fenner & Smith Owned of record 5%
                               Jacksonville, FL 32246

SunAmerica Moderate Growth     VALIC Seed Account                    Owned of record 16%
LifeStage Fund-Class I         Houston, TX 77019

                               VALIC Trust Co. as Trustee FBO        Owned of record 33%
                               Houston, TX 77019

                               VALIC Trust Co. as Custodian          Owned of record 6%
                               Houston, TX 77019

SunAmerica Conservative        VALIC Seed Account                    Owned of record 21%
Growth LifeStage Fund-Class A  Houston, TX 77019

                               Pershing LLC                          Owned of record 6%
                               Jersey City, NJ 07303

                               Pershing LLC                          Owned of record 7%
                               Jersey City, NJ 07303

SunAmerica Conservative        VALIC Seed Account                    Owned of record 16%
Growth LifeStage Fund-Class B  Houston, TX 77019

SunAmerica Conservative        USBANCORP Piper Jaffray               Owned of record 6%
Growth LifeStage Fund-Class II Minneapolis, MN 55402

SUNAMERICA MONEY MARKET FUNDS, INC.

SunAmerica Money Market        Pershing for the Exclusive Benefit of Owned of record 92%
Fund-Class A                   SunAmerica Money Fund Customer Acts
                               Jersey City, NJ 07399

SunAmerica Municipal Money     Pershing for the Exclusive Benefit of Owned of record 96%
Market Fund-Class A            SunAmerica Money Fund Customer Acts
                               Jersey City, NJ 07399

SunAmerica Municipal Money     VALIC Seed Account                    Owned of record 76%
Market Fund-Class B            Houston, TX 77019

SunAmerica Municipal Money     LPL Financial Services                Owned of record 7%
Market Fund-Class II           San Diego, CA 92121

                               Bear Stearns Securities Corp.         Owned of record 69%
                               Brooklyn, NY 11201

SUNAMERICA INCOME FUNDS

SunAmerica Core Bond           SunAmerica Focused Fixed Income &     Owned of record 11%
Fund-Class A                   Equity Strategy Fund
                               Houston, TX 77019

                               SunAmerica Focused Fixed Income Fund  Owned of record 26%
                               Houston, TX 77019

                                                                        Percentage owned
Fund name and Class                    Holder and Address                  of record
-------------------                    ------------------              -------------------

                           SunAmerica Focused Multi-Asset              Owned of record 5%
                           Strategy Fund
                           Houston, TX 77019

                           SunAmerica Focused Balanced                 Owned of record 45%
                           Strategy Fund
                           Houston, TX 77019

SunAmerica Core Bond       Lehman Brothers, Inc.                       Owned of record 6%
Fund-Class B               Jersey City, NJ 07302

SunAmerica Core Bond       SunAmerica Trust Co. CUST FBO Shirley       Owned of record 8%
Fund-Class II              Einhorn R/O IRA
                           Miami, FL 33173

SunAmerica Core Bond       AIG Global Investment Group                 Owned of record 99%
Fund-Class Z               New York, NY 10038

SunAmerica Strategic Bond  Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 5%
Fund-Class B               Jacksonville, FL 32246

SunAmerica Strategic Bond  VALIC Seed Account                          Owned of record 99%
Fund-Class II              Houston, TX 77019

SunAmerica US Government   Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 6%
Securities Fund-Class B    Jacksonville, FL 32246

SunAmerica High Yield Bond VALIC Seed Account                          Owned of record 99%
Fund-Class I               Houston, TX 77019

SunAmerica High Yield Bond AIG Global Investment Group                 Owned of record 99%
Fund-Class Z               New York, NY 10038

SunAmerica Tax Exempt      VALIC Seed Account                          Owned of record 15%
Insured Fund-Class B       Houston, TX 77019

                           Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 13%
                           Jacksonville, FL 32246

SunAmerica Tax Exempt      Lois C. Springer Tod, Robert K. Springer,   Owned of record 12%
Insured Fund-Class II      William C. Springer, James C. Springer
                           Allentown, PA 18104

                           Claire Koh                                  Owned of record 13%
                           Somers, NY

SunAmerica GNMA            SunAmerica Focused Fixed Income &           Owned of record 5%
Fund-Class A               Equity Strategy Fund
                           Houston, TX 77019

                           SunAmerica Focused Fixed Income Fund        Owned of record 7%
                           Houston, TX 77019

                           SunAmerica Focused Balanced                 Owned of record 12%
                           Strategy Fund
                           Houston, TX 77019

                           Pershing LLC                                Owned of record 7%
                           Jersey City, NJ 07303

                                                                        Percentage owned
Fund name and Class                    Holder and Address                  of record
-------------------                    ------------------              -------------------

SunAmerica GNMA            Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 7%
Fund-Class B               Jacksonville, FL 32246

SunAmerica GNMA            Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 10%
Fund-Class II              Jacksonville, FL 32246

SunAmerica GNMA            Summership & Co-Aggressive Portfolio        Owned of record 10%
Fund-Class X               Boston, MA 02110

                           Summership & Co-Moderately Aggressive       Owned of record 27%
                           Portfolio
                           Boston, MA 02110

                           Summership & Co-Moderate Portfolio          Owned of record 14%
                           Boston, MA 02110

                           Summership & Co-Conservative Portfolio      Owned of record 19%
                           Boston, MA 02110

                           Summership & Co-Custom Choice, Fixed        Owned of record 17%
                           Income Portfolio
                           Boston, MA 02110

                           Summership & Co-Custom Choice, Fixed        Owned of record 5%
                           Income Portfolio
                           Boston, MA 02110

SunAmerica Growth & Income VALIC Seed Account                          Owned of record 7%
Fund-Class I               Houston, TX 77019

                           Aggressive Growth Lifestage Fund            Owned of record 41%
                           Houston, TX 77019

                           Moderate Growth Lifestage Fund              Owned of record 19%
                           Houston, TX 77019

                           Conservative Growth Lifestage Fund          Owned of record 21%
                           Houston, TX 77019

SunAmerica New Century     Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 6%
Fund-Class II              Jacksonville, FL 32246

SunAmerica New Century     Aggressive Growth Lifestage Fund            Owned of record 21%
Fund-Class I               Houston, TX 77019

                           Moderate Growth Lifestage Fund              Owned of record 49%
                           Houston, TX 77019

                           Conservative Growth Lifestage Fund          Owned of record 9%
                           Houston, TX 77019

SunAmerica Stock Index     VALIC Seed Account                          Owned of record 14%
Fund-Class A               Houston, TX 77019

                           Bear Stearns Securities Corp.               Owned of record 7%
                           Brooklyn, NY 11201

                           Bear Stearns Securities Corp.               Owned of record 7%
                           Brooklyn, NY 11201

                                                                          Percentage owned
    Fund name and Class                  Holder and Address                  of record
    -------------------                  ------------------               ----------------

                             SunAmerica Trust Co. CUST IRA R/O           Owned of record 6%
                             Mary Ann Boettger
                             Bay City, MI 48708

                             Bear Stearns Securities Corp.               Owned of record 7%
                             Brooklyn, NY 11201

SunAmerica Stock Index Fund- Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 5%
Class II                     Jacksonville, FL 32246

                             Gary J. Garner 2002 [Irrevocable] Trust     Owned of record 6%
                             New York, NY 10022

SunAmerica Biotech/Health    SunAmerica Inc. Account "B"                 Owned of record 5%
Fund-Class A                 Century City, CA 90067

SunAmerica Growth            Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 7%
Opportunities Fund-Class B   Jacksonville, FL 32246

SunAmerica Growth            VALIC Seed Account                          Owned of record 21%
Opportunities Fund-Class I   Houston, TX 77019

                             VALIC Trust Company Custodian FBO           Owned of record 40%
                             Centra Health Matching
                             Houston, TX 77019

                             VALIC Trust Company Custodian FBO RC        Owned of record 26%
                             Deferred Compensation Plan
                             Houston, TX 77019

SunAmerica Growth            Summership & Co-Aggressive Portfolio        Owned of record 34%
Opportunities Fund-Class X   Boston, MA 02110

                             Summership & Co-Moderately Aggressive       Owned of record 24%
                             Portfolio
                             Boston, MA 02110

                             Summership & Co-Moderate Portfolio          Owned of record 20%
                             Boston, MA 02110

                             Summership & Co-Conservative Portfolio      Owned of record 8%
                             Boston, MA 02110

                             Summership & Co-Custom Choice Equity        Owned of record 7%
                             Portfolio
                             Boston, MA 02110

SunAmerica Science &         VALIC Seed Account                          Owned of record 5%
Technology Fund-Class A      Houston, TX 77019

SunAmerica Blue Chip Growth  VALIC Seed Account                          Owned of record 5%
Fund-Class I                 Houston, TX 77019

                             Aggressive Growth Lifestage Fund            Owned of record 27%
                             Houston, TX 77019

                             Moderate Growth Lifestage Fund              Owned of record 35%
                             Houston, TX 77019

                             Conservative Growth Lifestage Fund          Owned of record 17%
                             Houston, TX 77019

                                                                           Percentage owned
    Fund name and Class                   Holder and Address                  of record
    -------------------                   ------------------               ----------------

SunAmerica International     VALIC Seed Account                           Owned of record 6%
Equity Fund-Class A          Houston, TX 77019

                             SunAmerica, Inc. Account "B"                 Owned of record 8%
                             Century City, CA 90067

SunAmerica International     VALIC Seed Account                           Owned of record 6%
Equity Fund-Class B          Houston, TX 77019

SunAmerica Value Fund-       Merrill Lynch, Pierce, Fenner & Smith, Inc.  Owned of record 6%
Class B                      Jacksonville, FL 32246

SunAmerica Value Fund-       Merrill Lynch, Pierce, Fenner & Smith, Inc.  Owned of record 7%
Class II                     Jacksonville, FL 32246

SunAmerica Value Fund-       Vanguard Fiduciary Trust Co.                 Owned of record 99%
Class Z                      Valley Forge, PA 19482

SunAmerica Focused Dividend  Merrill Lynch, Pierce, Fenner & Smith, Inc.  Owned of record 20%
Strategy-Class B             Jacksonville, FL 32246

SunAmerica Focused Dividend  Merrill Lynch, Pierce, Fenner & Smith, Inc.  Owned of record 22%
Strategy-Class II            Jacksonville, FL 32246

SunAmerica Tax Managed       Richard Brian Tannehill & Patti P. Tannehill Owned of record 6%
Equity Fund-Class A          Many, LA 71449

SUNAMERICA STYLE SELECT SERIES, INC.

Focused Multi-Cap Value      SunAmerica Focused Multi-Asset Strategy      Owned of record 14%
Portfolio-Class A            Fund
                             Houston, TX 77019

                             Raymond James & Associates, Inc.             Owned of record 6%
                             St. Petersburg, FL 33716

Focused Multi-Cap Value      Merrill Lynch, Pierce, Fenner & Smith, Inc.  Owned of record 7%
Portfolio-Class B            Jacksonville, FL 32246

Focused Multi-Cap Value      Merrill Lynch, Pierce, Fenner & Smith, Inc.  Owned of record
Portfolio-Class II           Jacksonville, FL 32246

Focused Multi-Cap Value      Aggressive Growth Lifestage Fund             Owned of record 34%
Portfolio-Class I            Houston, TX 77019

                             Moderate Growth Lifestage Fund               Owned of record 45%
                             Houston, TX 77019

                             Conservative Growth Lifestage Fund           Owned of record 20%
                             Houston, TX 77019

Focused International Equity SunAmerica Focused Equity Strategy Fund      Owned of record 27%
Portfolio                    Houston, TX 77019

                             SunAmerica Focused Multi-Asset               Owned of record 33%
                             Strategy Fund
                             Houston, TX 77019

                             SunAmerica Focused Balanced                  Owned of record 17%
                             Strategy Fund
                             Houston, TX 77019

                                                                           Percentage owned
     Fund name and Class                  Holder and Address                  of record
     -------------------                  ------------------               ----------------

Focused 2000 Growth           SunAmerica Focused Equity Strategy Fund     Owned of record 24%
Portfolio-Class A             Houston, TX 77019

                              SunAmerica Focused Multi-Asset              Owned of record 25%
                              Strategy Fund
                              Houston, TX 77019

                              SunAmerica Focused Balanced                 Owned of record 17%
                              Strategy Fund
                              Houston, TX 77019

Focused Technology Portfolio- SunAmerica, Inc. Account"B"                 Owned of record 5%
Class A                       Century City, CA 90067

Focused Multi-Cap Growth      SunAmerica Focused Multi-Asset              Owned of record 14%
Portfolio-Class A             Strategy Fund
                              Houston, TX 77019

Focused Multi-Cap Growth      Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 7%
Portfolio-Class II            Jacksonville, FL 32246

Focused Multi-Cap Growth      SunAmerica Asset Management Corp.           Owned of record 22%
Portfolio-Class X             Jersey City, NJ 07311

                              Summership & Co.                            Owned of record 77%
                              Boston, MA 02110

Focused 2000 Value Portfolio- SunAmerica Focused Equity Strategy Fund     Owned of record 21%
Class A                       Houston, TX 77019

                              SunAmerica Focused Multi-Asset              Owned of record 16%
                              Strategy Fund
                              Houston, TX 77019

                              SunAmerica Focused Balanced                 Owned of record 16%
                              Strategy Fund
                              Houston, TX 77019

Focused Large-Cap Value       SunAmerica Focused Equity Strategy Fund     Owned of record 30%
Portfolio-Class A             Houston, TX 77019

                              SunAmerica Focused Multi-Asset              Owned of record 12%
                              Strategy Fund
                              Houston, TX 77019

                              SunAmerica Focused Balanced                 Owned of record 22%
                              Strategy Fund
                              Houston, TX 77019

Focused Growth & Income       SunAmerica Focused Multi-Asset              Owned of record 19%
Portfolio-Class A             Strategy Fund
                              Houston, TX 77019

Focused Growth & Income       Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 5%
Portfolio-Class II            Jacksonville, FL 32246

Focused Growth & Income       Summership & Co-Aggressive Portfolio        Owned of record 32%
Portfolio-Class X             Boston, MA 02110

                              Summership & Co-Moderately                  Owned of record 24%
                              Aggressive Portfolio
                              Boston, MA 02110

                                                                           Percentage owned
     Fund name and Class                  Holder and Address                  of record
     -------------------                  ------------------               ----------------

                              Summership & Co-Moderate Portfolio          Owned of record 21%
                              Boston, MA 02110

                              Summership & Co-Conservative Portfolio      Owned of record 8%
                              Boston, MA 02110

                              Summership & Co-Custom Choice               Owned of record 6%
                              Equity Portfolio
                              Boston, MA 02110

Focused Large-Cap Growth      SunAmerica Focused Equity Strategy Fund     Owned of record 12%
Portfolio-Class A             Houston, TX 77019

                              SunAmerica Focused Balanced                 Owned of record 9%
                              Strategy Fund
                              Houston, TX 77019

Focused Large-Cap Growth      Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 7%
Portfolio-Class B             Jacksonville, FL 32246

Focused Large-Cap Growth      Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 6%
Portfolio-Class II            Jacksonville, FL 32246

Focused Multi-Asset Strategy  Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 13%
Portfolio-Class B             Jacksonville, FL 32246

Focused Multi-Asset Strategy  Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 10%
Portfolio-Class II            Jacksonville, FL 32246

Focused Fixed Income Strategy Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 13%
Portfolio-Class A             Jacksonville, FL 32246

                              CNA Trust Corp Trustee CUST FBO             Owned of record 6%
                              Reichmann Transport Inc. 401k
                              Costa Mesa, 92628

Focused Fixed Income Strategy Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 17%
Portfolio-Class B             Jacksonville, FL 32246

Focused Fixed Income Strategy Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 17%
Portfolio-Class II            Jacksonville, FL 32246

Focused Fixed Income & Equity Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 47%
Strategy Portfolio-Class A    Jacksonville, FL 32246

Focused Fixed Income & Equity Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 21%
Strategy Portfolio-Class B    Jacksonville, FL 32246

Focused Fixed Income & Equity Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 15%
Strategy Portfolio-Class II   Jacksonville, FL 32246

Focused Equity Strategy       Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 8%
Portfolio-Class A             Jacksonville, FL 32246

Focused Equity Strategy       Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 9%
Portfolio-Class B             Jacksonville, FL 32246

Focused Equity Strategy       Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 19%
Portfolio-Class II            Jacksonville, FL 32246

Focused Balanced Strategy     Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 12%
Portfolio-Class A             Jacksonville, FL 32246

                                                                       Percentage owned
   Fund name and Class                Holder and Address                  of record
   -------------------                ------------------               ----------------

                          CNA Trust Corporation Trustee CUST FBO      Owned of record 6%
                          the NAL Retirement Savings Plan
                          Costa Mesa, CA 92628

Focused Balanced Strategy Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 19%
Portfolio-Class B         Jacksonville, FL 32246

Focused Balanced Strategy Merrill Lynch, Pierce, Fenner & Smith, Inc. Owned of record 15%
Portfolio-Class II        Jacksonville, FL 32246


   To the knowledge of management, Directors and the officers of each Fund, both individually and as a group, owned less than 1% of the outstanding shares of each class and Portfolio of each Fund as of the Record Date.


   The Funds expect that the solicitation of proxies from Shareholders will be made by mail, and solicitation also may be made by telephone communications from officers or employees of AIG SunAmerica Asset Management Corp. ("SAAMCo"), the Funds' adviser, or its affiliates, who will not receive any compensation for their solicitation services from the Funds. In addition, a professional proxy solicitation firm may also assist in the solicitation of voting instructions. In connection with the solicitation of proxies, the Funds will furnish a copy of this Proxy Statement to all Shareholders. The estimated cost of solicitation is $500,000.


   Shareholders may also provide their proxies through telephone touch-tone voting or Internet voting. These options require Shareholders to input a control number, which is located on each proxy card. Subsequent to inputting these numbers, Shareholders will be prompted to provide their vote on the proposal. Shareholders will have an opportunity to review their vote and make any necessary changes before submitting their vote and terminating their telephone call or Internet connection.

   If a Shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy by telephone or Internet, the Shareholder may submit the proxy card originally sent with the Proxy Statement or attend in person. Proxies executed by Shareholders may be revoked by: (i) a written instrument received by the Secretary of the Fund at any time before they are exercised;
(ii) delivery of a later-dated proxy; or (iii) by attendance at the Meeting and voting in person.

   Each Shareholder shall be entitled to exercise the voting rights of shares owned of the Portfolio of which he is a Shareholder ("Shares"). All outstanding full Shares of each Portfolio, irrespective of class, are entitled to one vote and each fractional Share is entitled to the corresponding fractional vote. Shares of all Portfolios of a Fund will be voted in the aggregate with respect to the election of Directors. Shares of all Portfolios of SunAmerica Strategic Investment Series, Inc. and SunAmerica Style Select Series, Inc., respectively, will each be voted in the aggregate with respect to the approval of amendments to the charters of those Funds. Shares of the Focused Dividend Strategy Portfolio of SunAmerica Equity Funds only will be voted with respect to approval or rejection of a reorganization of that Portfolio into a newly created portfolio of SunAmerica Style Select Series, Inc.




   Each Fund is registered as an open-end investment company under the "Act" and consists of multiple series.



   The costs of the Meeting, including the solicitation of proxies, will be paid by the Funds with respect to Proposal Nos. 1, 2(a) and 2(b) and SAAMCo with respect to Proposal No. 3. In addition to the solicitation of proxies by mail, Directors and agents of the Funds may solicit proxies in person or by telephone.


   Copies of each Fund's Annual Report for the most recently completed fiscal year and Semi-Annual Report (for applicable Funds), are available without charge to Shareholders. To obtain a copy, call the Funds at (800) 858-8850 ext. 5660, or write to the Funds at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

   AIG SunAmerica Capital Services, Inc. ("SACS"), the Funds' distributor, and SAAMCo, the Funds' adviser, are both located at Harborside Financial Center, 3200 Plaza S, Jersey City, NJ 07311. In addition, SAAMCo has delegated certain investment responsibilities to subadvisers for some of the Portfolios. Please see Appendix A for more information concerning subadvisers.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

   At a meeting held on October 30, 2003, the Directors of each Fund unanimously nominated the seven persons described below for election as Directors. The Board of Directors of each Fund is currently comprised of seven members, two of whom will retire effective upon the election of the nominees listed in this Proxy Statement. Five nominees for Director are currently members of the Board of Directors of each Fund and two nominees for Director (Messrs. Burum and Shea) are not currently members of the Board of Directors. All nominees have agreed to stand for election and to serve if elected and hold office for an unlimited term.

   The nominees for Director are set forth below under "Information Regarding Director Nominees."

   All proxies will be voted in favor of the seven nominees listed below unless a contrary indication is made. If, prior to the Meeting, any nominee becomes unable to serve, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors.

Information Regarding Director Nominees

   The following tables list the nominees for Director and the executive officers of each Fund, their date of birth, current positions held with the Fund, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships held outside of the fund complex. The SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Strategic Investment Series, Inc. and SunAmerica Style Select Series, Inc. Unless otherwise noted, the address of each executive officer and nominee is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Directors who are not deemed to be "interested persons" of the Funds as defined in the Act are referred to as "Disinterested Directors." Directors who are deemed to be "interested persons" of the Funds are referred to as "Interested Directors."

                        DISINTERESTED DIRECTOR NOMINEES


                                                                                     Number of
                                                                                    Portfolios
                                                                                      in Fund
                                                              Principal               Complex
                       Position(s)     Length                 Occupation             Overseen
                        Held with        of                   during the                by            Other Directorships
Name and Date of Birth  the Funds    Time Served             last 5 years           Director(1)       Held by Director(2)
---------------------- -----------   -----------             ------------           -----------       -------------------
Jeffrey S. Burum        None       N/A             Founder and CEO of National          N/A     None
DOB: February 27, 1963                             Housing Development Corporation.

Dr. Judith L. Craven    Director   2001 to Present Retired.                             75      Director, A.G. Belo Corporation
DOB: October 6, 1945                                                                            (1992 to present); Director,
                                                                                                Sysco Corporation (1996 to
                                                                                                present); Director, Luby's, Inc.
                                                                                                (1998 to present).

--------
(1)The "Fund Complex" consists of all registered investment companies for which SAAMCo or an affiliated person of SAAMCo serves as investment adviser. The "Fund Complex" includes the SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Style Select Series, Inc. (15 portfolios), SunAmerica Strategic Investment Series, Inc. (7 funds), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (22 portfolios) and VALIC Company II (15 portfolios), SunAmerica Series Trust (32 portfolios), Season Series Trust (19 portfolios) and Anchor Pathway Fund (7 series).
(2)Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the Act other than those listed under the preceding column.

                                                                                                         Number of
                                                                                                        Portfolios
                                                                                                          in Fund
                                                                                Principal                 Complex
                       Position(s)             Length                           Occupation               Overseen
                        Held with                of                             during the                  by
Name and Date of Birth  the Funds            Time Served                       last 5 years             Director(1)
---------------------- -----------           -----------                       ------------             -----------
William F. Devin        Director   2001 to Present                  Retired.                                75
DOB: December 30, 1938

Samuel M. Eisenstat     Chairman   SunAmerica Equity Funds and      Attorney, solo practitioner.            46
DOB: March 7, 1940      of the     SunAmerica Income Funds: 1986 to
                        Board      Present
                                   SunAmerica Money Market Funds,
                                   Inc.: 1985 to Present
                                   SunAmerica Strategic Investment
                                   Series, Inc.: 1999 to Present
                                   SunAmerica Style Select Series,
                                   Inc.: 1996 to Present
Stephen J. Gutman       Director   SunAmerica Equity Funds and      President and Member of Managing        46
DOB: May 10, 1943                  SunAmerica Income Funds: 1986 to Directors, Beau Brummel-SoHo
                                   Present                          LLC (licensing of menswear
                                   SunAmerica Money Market Funds,   specialty retailing and other
                                   Inc.: 1984 to Present            activities) (June 1988 to present).
                                   SunAmerica Strategic Investment
                                   Series, Inc.: 1999 to Present
                                   SunAmerica Style Select Series,
                                   Inc.: 1996 to Present
William J. Shea         None       N/A                              President and CEO, Conseco, Inc.        N/A
DOB: February 9, 1948                                               (Financial Services) (2001 to
                                                                    present); Chairman of the Board of
                                                                    Centennial Technologies, Inc.
                                                                    (1998 to 2001); Vice Chairman,
                                                                    Bank Boston Corporation (1993 to
                                                                    1998)







                           Other Directorships
Name and Date of Birth     Held by Director(2)
----------------------     -------------------
William F. Devin       Member of the Board of
DOB: December 30, 1938 Governors, Boston Stock
                       Exchange (1985-present).
Samuel M. Eisenstat    Director, North European Oil
DOB: March 7, 1940     Royal Trust.







Stephen J. Gutman      None
DOB: May 10, 1943







William J. Shea        Director and CEO, Conseco,
DOB: February 9, 1948  Inc. (2002 to Present)






                          INTERESTED DIRECTOR NOMINEE


                                                                                                     Number of
                                                                                                    Portfolios
                                                                                                      in Fund
                                                                              Principal               Complex
                       Position(s)             Length                        Occupations             Overseen
                        Held with                of                           during the                by
Name and Date of Birth  the Funds            Time Served                     last 5 years           Director(1)
---------------------- -----------           -----------                     ------------           -----------
Peter A. Harbeck(3)     Director   SunAmerica Equity Funds,        President, CEO and Director,         83
DOB: January 23, 1954              SunAmerica Income Funds and     SAAMCo (August 1995 to
                                   SunAmerica Money Market Funds,  present); Director, SACS (August
                                   Inc.: 1995 to Present           1993 to present).
                                   SunAmerica Strategic Investment
                                   Series, Inc.: 1999 to Present
                                   SunAmerica Style Select Series,
                                   Inc.: 1996 to Present







                       Other Directorships
Name and Date of Birth Held by Director(2)
---------------------- -------------------
Peter A. Harbeck(3)           None
DOB: January 23, 1954







--------
(3)Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of SAAMCo and Director of SACS.

                              EXECUTIVE OFFICERS

                                                                                                      Number of
                                                                                                      Portfolios
                                                                                                       in Fund
                                                                               Principal               Complex
                       Position(s)                                            Occupations              Overseen
                        Held with                                                During                   by
Name and Date of Birth  the Funds       Length of Time Served                 Past 5 Years             Officer
---------------------- -----------      ---------------------                 ------------            ----------
Donna M. Handel         Treasurer  2002 to Present                  Vice President, SAAMCo (August       N/A
DOB: June 25, 1966                                                  1996 to present).

J. Steven Neamtz        Vice       SunAmerica Equity Funds,         Executive Vice President,            N/A
DOB: October 14, 1958   President  SunAmerica Income Funds,         SAAMCo (April 1996 to present);
                                   SunAmerica Money Market Funds,   Director and President, SACS
                                   Inc. and SunAmerica Style Select (April 1996 to present).
                                   Series, Inc.: 1996 to Present
                                   SunAmerica Strategic Investment
                                   Series, Inc.: 1999 to Present

Robert M. Zakem         President  President: 2002 to Present       Senior Vice President, General       N/A
DOB: January 26, 1958   and        Secretary: 2003 to Present       Counsel and Assistant Secretary,
                        Secretary                                   SAAMCo (April 1993 to present);
                                                                    Executive Vice President, General
                                                                    Counsel, Director and Assistant
                                                                    Secretary, SACS (February 1993 to
                                                                    present).





                       Other Directorships
Name and Date of Birth   Held by Officer
----------------------   ---------------
Donna M. Handel                N/A
DOB: June 25, 1966

J. Steven Neamtz               N/A
DOB: October 14, 1958






Robert M. Zakem                N/A
DOB: January 26, 1958






   The Directors of the Funds are responsible for the overall supervision of the operation of the Funds and their Portfolios and perform various duties imposed on directors of investment companies by the Act and under the Funds' respective operating documents. Directors and officers of the Funds are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SAAMCo and distributed by SACS and other affiliates of AIG SunAmerica Inc.



   The Board of Directors has established three committees, i.e., Audit, Nominating and Ethics.


   Each Disinterested Director serves on the Audit Committee of the Board of Directors of each Fund. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties; reviewing with the independent auditors the audit plan and results of the audit; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of $10,000 in annual compensation for serving on the Audit Committees of all of the SAMF, SunAmerica Senior Floating Rate Fund, Inc. ("SASFR") and Anchor Series Trust ("AST"). With respect to each Fund, each member of the Audit Committee receives a pro rata portion of the $10,000 annual compensation, based on the relative net assets of the applicable Fund.


   The Audit Committee of each Fund met eight times with the exception of SunAmerica Income Funds which met nine times during its most recently completed fiscal year. All members of the committee were in attendance at each meeting.


   In addition, Messrs. Gutman and Devin and also serve on the Nominating Committee. The Nominating Committee recommends to the Directors those persons to be nominated for election as Directors by Shareholders and selects and proposes nominees for election by Directors between Shareholders' meetings. The Nominating Committee does not normally consider candidates proposed by Shareholders for election as Directors. Disinterested members of the Nominating Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating Committee. Each member of the Nominating Committee receives an additional $500 per meeting attended.


   The Nominating Committee of each Fund met twice during its most recently completed fiscal year. Messrs. Gutman and Devin were in attendance at each meeting.

   The Ethics Committee, consisting of Messrs. Harbeck and Gutman and Dr. Craven, is responsible for administering the Code of Ethics applicable to the Portfolios' Principal Executive Officer and Principal Accounting Officer (the "Code") to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee will inform the Board of Directors of violations or waivers to the Code, as appropriate. There were no meetings of the Ethics Committee during each Fund's most recently completed fiscal year.

   The Directors (and Trustees) of the SAMF, SASFR and AST have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the Disinterested Directors of the SAMF. The Retirement Plan provides generally that if a Disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SAMF (an "Eligible Director") retires after reaching age 60 but before age 70, has at least 5 years of consecutive service and retires after reaching age 65 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each of the SAMF with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each of the SAMF for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any retirement benefits credited during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.


   For the most recently completed fiscal year, the Boards of Directors of each Fund met 9 times except for SunAmerica Money Market Funds, Inc. which met 7 times. Each Director was present at all meetings.


Ownership of Portfolio Shares


   The following table shows the dollar range of shares of each Portfolio beneficially owned by each nominee for Director as of December 31, 2002. The table also includes the aggregate dollar range of securities held by each nominee in all funds in the Family of Investment Companies as of December 31, 2002.


Disinterested Director Nominees


                                                         Aggregate Dollar Range of
                                                             Securities in All
                                                           Registered Investment
                                                           Companies Overseen by
                                 Dollar Range of           Director in Family of
Name of Director Nominees Securities in the Portfolio(4)  Investment Companies(5)
------------------------- ------------------------------ -------------------------
  Jeffrey S. Burum.......              None                        None
  Dr. Judith L. Craven...              None                        None
  William F. Devin.......              None                        None

                                                         Aggregate Dollar Range of
                                                             Securities in All
                                                           Registered Investment
                                                           Companies Overseen by
                                 Dollar Range of           Director in Family of
Name of Director Nominees Securities in the Portfolio(4)  Investment Companies(5)
------------------------- ------------------------------ -------------------------
   Samuel M. Eisenstat...  $1-$10,000--SunAmerica             $10,001-$50,000
                           Strategic Investment Series,
                           Inc.; SunAmerica Equity
                           Funds, New Century Fund;
                           SunAmerica Style Select
                           Series, Inc., Focused
                           Growth & Income
   Stephen J. Gutman.....              None                        None
   William J. Shea.......              None                        None


Interested Director Nominee


                                                        Aggregate Dollar Range of
                                                            Securities in All
                                                          Registered Investment
                                                          Companies Overseen by
                                Dollar Range of           Director in Family of
Name of Director Nominee Securities in the Portfolio(4)  Investment Companies(5)
------------------------ ------------------------------ -------------------------
    Peter A. Harbeck       $1-$10,000--SunAmerica        (greater than)$100,000
                           Style Select Series, Inc.,
                           SunAmerica Value Fund;
                           SunAmerica Equity
                           Funds, International
                           Equity Fund

                           $10,001-$50,000--
                           SunAmerica Equity
                           Funds, SunAmerica New
                           Century Fund,
                           SunAmerica International
                           Equity Fund; SunAmerica
                           Money Market Funds,
                           Inc., SunAmerica Money
                           Market Fund

                           $50,001-$100,000--
                           SunAmerica Style Select
                           Series, Inc., Focused
                           International Equity;
                           SunAmerica Equity
                           Funds, SunAmerica
                           Growth Opportunities
                           Fund

                                                        Aggregate Dollar Range of
                                                            Securities in All
                                                          Registered Investment
                                                          Companies Overseen by
                                Dollar Range of           Director in Family of
Name of Director Nominee Securities in the Portfolio(4)  Investment Companies(5)
------------------------ ------------------------------ -------------------------
                           $100,000--SunAmerica
                           Style Select Series, Inc.,
                           Focused Large-Cap Growth,
                           Focused 2000 Value,
                           Focused Large-Cap Value,
                           Focused Multi-Cap Growth;
                           SunAmerica Equity Funds,
                           SunAmerica Growth and
                           Income Fund; SunAmerica
                           Income Funds

--------

(4)Where a Portfolio is not listed with respect to a Director, the Director held no shares of the Portfolio.


(5)Includes the SunAmerica Mutual Funds (37 funds), Anchor Series Trust (8 Funds) and SunAmerica Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (33 Funds) and Seasons Series Trust (19 Funds).


   None of the Independent Director nominees, or any other member of their immediate family, owned beneficially or of record, any securities in an investment adviser or principal underwriter of a Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund as of December 31, 2002.

   The following table sets forth information summarizing the compensation of each Disinterested Director nominee for his or her service as Director for each Fund's most recently completed fiscal year and by the Fund Complex for the calendar year ended December 31, 2002. Neither the Interested Directors nor any officers of the Funds receive any compensation. No information is provided for Messrs. Burum and Shea, as they are not currently Directors.


   The Funds pay each Disinterested Director annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives a pro rata portion (based upon the Fund's net assets) of the $40,000 in annual compensation for acting as a director or trustee to all the retail funds in SAMF. In addition, each Disinterested Director of AST receives $20,000 in annual compensation for acting as trustee. Also, each Disinterested Director of SASFR receives $900 per quarterly meeting and $900 per quarter retainer for acting as a Director. Each Disinterested Director receives an additional $2,500 per attended quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $18,000 in annual compensation for serving as Chairman of the Boards of the SAMF. Officers of the Funds receive no direct remuneration in such capacity from the Funds or the Portfolios.

                              COMPENSATION TABLE





                                                     Pension or
                                                     Retirement              Total
                                                     Benefits                Compensation
                                                     Accrued as              from Funds
                                        Aggregate    Part of    Estimated    and Fund
                                        Compensation Each       Annual       Complex Paid
                                        from Each    Fund's     Benefits on  to Director
Director Nominee                        Fund*        Expenses*  Retirement** Nominee***
----------------                        ------------ ---------- ------------ ------------
Dr. Judith L. Craven...................                         $123,238     $119,900
  SunAmerica Equity Funds.............. $7,291       $43,070
  SunAmerica Income Funds.............. $9,037       $27,001
  SunAmerica Money Market Funds,
   Inc................................. $9,453       $34,042
  SunAmerica Strategic Investment
   Series, Inc......................... $1,429       $43,070
  SunAmerica Style Select Series, Inc.. $20,197      $43,070

William F. Devin.......................                         $96,660      $111,470
  SunAmerica Equity Funds.............. $7,952       $32,181
  SunAmerica Income Funds.............. $8,368       $13,583
  SunAmerica Money Market Funds,
   Inc................................. $9,990       $10,092
  SunAmerica Strategic Investment
   Series, Inc......................... $1,572       $34,840
  SunAmerica Style Select Series, Inc.. $22,150      $34,840

Samuel M. Eisenstat....................                         $107,293     $89,700
  SunAmerica Equity Funds.............. $8,812       $102,903
  SunAmerica Income Funds.............. $10,574      $84,545
  SunAmerica Money Market Funds,
   Inc................................. $9,930       $62,070
  SunAmerica Strategic Investment
   Series, Inc......................... $1,772       $112,634
  SunAmerica Style Select Series, Inc.. $24,955      $112,634

Stephen J. Gutman......................                         $134,982     $84,700
  SunAmerica Equity Funds.............. $7,936       $108,284
  SunAmerica Income Funds.............. $10,106      $87,939
  SunAmerica Money Market Funds,
   Inc................................. $9,948       $63,043
  SunAmerica Strategic Investment
   Series, Inc......................... $1,567       $118,573
  SunAmerica Style Select Series, Inc.. $22,126      $118,573

--------

* Information is as of each Fund's most recently completed fiscal year through September 30, 2003.

** Assumes the participant elects to receive benefits in 15 yearly installments for SAMF and AST Retirement Plans and 10 yearly installments for VALIC Company I and VALIC Company II Retirement Plans.
***Information is as of the calendar year ended December 31, 2002.


   The Board of each Fund unanimously recommends that you vote "FOR" each of the nominees under Proposal No. 1

                          PROPOSALS NO. 2(a) and 2(b)

                        APPROVAL OF CHARTER AMENDMENTS
 (SunAmerica Strategic Series, Inc. and SunAmerica Style Select Series, Inc.,
                                     only)

Background

   The Board of Directors of each of SunAmerica Strategic Series, Inc. and SunAmerica Style Select Series, Inc. has approved, and recommends Shareholder approval of, a proposal to amend each Fund's Articles of Incorporation. Each Fund is organized in Maryland. The Amendments are intended to reflect changes to Maryland law that allow the Funds to eliminate unnecessary and unduly burdensome provisions that do not optimally protect the interests of Shareholders. The Board of Directors of each Fund believes that approval of the amendment is in the best interests of each Fund and its Shareholders.

   There are two material differences between the proposed amendments to each Fund's Articles of Incorporation and the current Articles of Incorporation. You will be asked to vote on each of these two changes separately.

Proposal No. 2(a): Redemption-in-Kind


   Currently, the Board of Directors may authorize the redemption of Shareholder's Shares in securities (as opposed to cash). This is known as a "redemption-in-kind". However, the Board of Directors' ability to authorize a redemption-in-kind is limited by the Articles of Incorporation to situations in which the Board affirmatively determines that redeeming in cash is unwise or undesirable. If this Proposal No. 2(a) is approved, the Board would be permitted to authorize redemptions-in-kind without first determining that payment in cash is unwise or undesirable and would therefore allow the Board maximum flexibility to address any future circumstances. The Funds have no current intention to redeem Shares in anything but cash. Additionally, the Portfolios of SunAmerica Style Select Series, Inc., other than Focused 2000 Growth Portfolio, Focused International Equity Portfolio and Focused Dividend Strategy Portfolio, are committed to pay all redemptions in cash, limited in amount with respect to each Shareholder, during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the applicable Portfolio at the beginning of such period. If Shares are redeemed in-kind, the redeeming Shareholder would incur brokerage costs in converting the assets into cash.


Proposal No. 2(b): Winding Up

   The amendments would clarify that a liquidation of all of the outstanding shares of a Fund, Portfolio or class, would not require a Shareholder vote.

(Although we believe that the Funds currently have authority under Maryland law to liquidate all shares in a Fund, Portfolio or class without a shareholder vote, the Board of Directors of each Fund believes it is in the best interests of each Fund to eliminate any potential uncertainty regarding this authority.) If this Proposal No. 2(b) is approved, the Directors will be permitted to properly wind up the affairs of a Portfolio in the event of the redemption of shares or the transfer of the assets of a Portfolio that constitute all or substantially all of the assets of such Portfolio in a merger, consolidation or asset sale.

   Due to new changes in Maryland law, such redemptions and transfers do not require the approval of Shareholders. Failure to approve this proposal does not affect the Directors' ability to approve redemptions and transfers without Shareholder approval.


   The Boards of Directors of the Funds have approved the following transactions. These transactions are not contingent upon the approval of this Proposal No. 2(b). However, approval of this Proposal prior to the close of these transactions will enable the Funds to properly wind up their affairs.


  . The redemption of the Shares and liquidation of the SunAmerica Science & Technology Fund and the SunAmerica Stock Index Fund of SunAmerica Strategic Investment Series, Inc.

  . The reorganization of all of the assets, and subsequent liquidation, of each of SunAmerica Biotech/Health Fund and Tax Managed Equity Fund of SunAmerica Strategic Investment Series, Inc. into newly created funds of SunAmerica Equity Funds.

  . The reorganization of all of the assets, and subsequent liquidation, of SunAmerica Value Fund of SunAmerica Style Select Series, Inc. into a newly created fund of SunAmerica Equity Funds.

  . The reorganization of all of the assets, and subsequent liquidation, of SunAmerica Aggressive Growth LifeStage Fund, SunAmerica Moderate Growth LifeStage Fund and SunAmerica Conservative Growth LifeStage Fund of SunAmerica Strategic Investment Series, Inc. into existing portfolios of SunAmerica Style Select Series, Inc.

   These transactions would not require Shareholder approval. However, Shareholders will receive more detailed information about each of these transactions.

   If Proposals No. 2(a) and 2(b) are approved, each Fund's Articles of Incorporation would be replaced with new language as indicated in Appendix B. Each of Proposals No. 2(a) and 2(b) are separate Proposals and are not dependent upon each other. Failure to approve either of the Proposals will result in the relevant sections of the applicable Fund's charter remaining unchanged.

   The Board of each fund unanimously recommends that you vote "FOR" the approval of Proposals No. 2(a) and 2(b).

                                PROPOSAL NO. 3

               APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION
                  (Focused Dividend Strategy Portfolio Only)

   The Trustees have approved, and recommend that Shareholders of the Portfolio approve, the Agreement and Plan of Reorganization (the "Plan") pursuant to which the Portfolio will be reorganized into the newly created Focused Dividend Strategy Portfolio (the "Successor Portfolio") of SunAmerica Style Select Series, Inc. A form of the Plan is attached to this Proxy Statement as Exhibit
A. The reorganization of the Portfolio was approved by the Directors on October 30, 2003.

   SunAmerica Equity Funds is a Massachusetts business trust, and is currently composed of seven separate portfolios. SunAmerica Style Select Series, Inc. is a Maryland corporation and is currently composed of fifteen separate portfolios (not including the Successor Portfolio).


   Currently, the Portfolio is marketed to shareholders along with similar "Focused" funds of SunAmerica Style Select Series, Inc. However, marketing the Portfolio in such a manner, as opposed to with the other portfolios of the SunAmerica Equity Funds "family," results in increased administrative, accounting, legal and marketing costs. It is anticipated that these costs can be reduced in the future if the Plan is approved. Furthermore, it is believed that compliance controls for the Portfolio can be administered more efficiently if the Portfolio were to be a series of SunAmerica Style Select Series, Inc. because, among other things, all of the "Focused" funds have certain similar operational policies and restrictions and SunAmerica Style Select Series, Inc. and SunAmerica Equity Funds have different independent accountants.



   The reorganization is not expected to affect the way the Portfolio is managed. Also, the Successor Portfolio will have the same investment adviser, management fee and the same 12b-1 fees as the Portfolio. Other fixed operating expenses are not expected to increase.


   The reorganization is proposed to be accomplished pursuant to the Plan, which provides that the Successor Portfolio will issue its respective shares to the Portfolio in an amount equal to the net asset value of the assets of the Portfolio, determined as of the closing date. The Successor Portfolio will also assume the liabilities of the Portfolio. As of the closing date, the Portfolio will distribute the Successor Portfolio's shares to its Shareholders in liquidation of the Portfolio. The Portfolio's Shareholders shall receive shares of a class of the Successor Portfolio comparable to the class of shares held in the Portfolio. As a result of the reorganization, Shareholders of the Successor Portfolio will have the same proportionate interest in the same portfolio of assets as prior to the reorganization.

   If the reorganization is not approved by shareholders, the Portfolio will remain a portfolio of SunAmerica Equity Funds and the Board will consider appropriate action.

Effect of Shareholder Approval of the Reorganization

   An investment company registered under the Act is required to obtain Shareholder approval with regard to the investment advisory agreement with the company's investment adviser and the company's service plan under Rule 12b-1. As part of the Portfolio's proposed reorganization, approval by the requisite vote of the Shareholders of the Portfolio of the reorganization and the Plan will also constitute, for the purposes of the Act, approval of the Investment Advisory and Management Agreement between SunAmerica Style Select Series, Inc. on behalf of the Successor Portfolio and SAAMCo, the Portfolio's adviser. A form of the Agreement is attached as Exhibit B. Approval by the requisite vote of the Shareholders of the Portfolio of the reorganization and the Plan will also constitute, for the purposes of the Act, approval of the 12b-1 Plans of SunAmerica Style Select Series, Inc. A Form of the Plan is attached as Exhibit C.

   Assuming Shareholder approval of the reorganization, the Portfolio, as the sole Shareholder of the Successor Portfolio prior to the reorganization, will effect these actions by voting its respective shares in the Successor Portfolio "FOR" the matters specified above on behalf of its Shareholders prior to the reorganization.

Description of New Shares

   Shares will be issued to the Portfolio's Shareholders in accordance with the Plan as described above. The shares will be authorized for issuance by the Directors of SunAmerica Style Select Series, Inc. in accordance with SunAmerica Style Select Series, Inc.'s charter. The Successor Portfolio will have substantially identical purchase, redemption and exchange procedures as are currently in effect for the Portfolio, as described in the Portfolio's current prospectus and statement of additional information.

Investment Policies and Investment Restrictions

   If the reorganization is approved, the investment policies and restrictions for the Portfolio will be the policies and procedures for the Successor Portfolio.

Fee Structure and Expenses


   The Successor Portfolio will have the same management fee and the same 12b-1 fees as the Portfolio, and other fixed operating expenses are not expected to increase.

Expenses of the Reorganization


   Fees and expenses of the reorganization will be borne by SAAMCo and not the Portfolio or Successor Portfolio. It is currently estimated that the expenses of the reorganization will be approximately $75,000.


Federal Income Tax Consequences

   The Plan provides that as a condition to the reorganization, the Portfolio and the Successor Portfolio shall have received a favorable opinion from Shearman and Sterling LLP, counsel to the Funds, (which opinion would be based upon certain factual representations and subject to certain qualifications) substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes, upon consummation of the Plan:

      (i) The transfer of all of the Portfolio assets in exchange for the Successor Portfolio Shares and the assumption by the Successor Portfolio of all the liabilities of the Portfolio followed by the distribution of the Successor Portfolio Shares to the Portfolio Shareholders in dissolution and liquidation of the Portfolio will constitute a "reorganization" within the meaning of Section 368(a)(1)(F) of the Code and the Successor Portfolio and the Portfolio will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

      (ii) No gain or loss will be recognized by the Successor Portfolio upon the receipt of the assets of the Portfolio in exchange for the Successor Portfolio Shares and the assumption by the Successor Portfolio of the liabilities of the Portfolio;

      (iii) No gain or loss will be recognized by the Portfolio upon the transfer of the Portfolio's assets to the Successor Portfolio in exchange for the Successor Portfolio Shares and the assumption by the Successor Portfolio of the liabilities of the Portfolio or upon the distribution of the Successor Portfolio Shares by the Portfolio to its Shareholders in liquidation;

      (iv) No gain or loss will be recognized by the Portfolio Shareholders upon the exchange of their Portfolio shares for the Successor Portfolio Shares;

      (v) The tax basis for the Successor Portfolio Shares received by each Portfolio Shareholder pursuant to the transactions contemplated by the Plan will be the same as the tax basis of the Portfolio shares exchanged for the Successor Portfolio Shares, and the holding period of the Successor Portfolio Shares to be received by each Portfolio Shareholder will include the period during which the Portfolio shares exchanged therefor were held by such Shareholder (provided the Portfolio shares were held as capital assets on the date of the transactions contemplated by the Plan); and

      (vi) The tax basis of the Portfolio assets acquired by the Successor Portfolio will be the same as the tax basis of such assets in the hands of the Portfolio immediately prior to the transactions contemplated by the Plan, and the holding periods of the assets of the Portfolio in the hands of the Successor Portfolio will include the period during which those assets were held by the Portfolio.

   An opinion of counsel does not have the effect of a private letter ruling from the Internal Revenue Service (the "IRS") and is not binding on the IRS or any court. If the Plan is consummated but the transactions contemplated by the Plan fail to qualify as a "reorganization" within the meaning of section 368 of the Code, the transactions contemplated by the Plan would be treated as a taxable sale of assets by the Portfolio to the Successor Portfolio followed by a taxable liquidation of the Portfolio, and the Shareholders of the Portfolio would recognize a taxable gain or tax loss equal to the difference between their adjusted tax basis in the shares of the Portfolio and the fair market value of the Successor Portfolio Shares received in exchange therefor.

   Shareholders should consult their tax advisers regarding the effect of the transactions contemplated by the Plan in light of their individual circumstances. As the foregoing relates only to federal income tax consequences, Shareholders also should consult their tax advisers as to the foreign, state, local and other tax consequences of the transactions contemplated by the Plan.

Information Concerning SAAMCo

   The current investment advisory and management agreement for the Portfolio is substantially similar to the Investment Advisory and Management Agreement for Successor Portfolio. The fees contained in each Agreement are the same.


   SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $37.1 billion as of September 30, 2003. SAAMCo has served as adviser of the Portfolio since its inception in June, 1998. SAAMCo is a wholly-owned subsidiary of American International Group, Inc., the leading U.S.-based international insurance organization.


   The Portfolio's investments are managed by Francis D. Gannon, Senior Vice President.


   In exchange for the services provided under the current investment advisory and management agreement, the Portfolio pays SAAMCo a management fee of 0.35% of the Portfolio's average daily net assets. For the fiscal year ended
October 31, 2003, the Portfolio paid $352,539 to SAAMCo for investment management services. The current investment advisory and management agreement was last approved by the Trustees, including a majority of independent Trustees, on August 28, 2003.

   The following is a list of the directors and officers of SAAMCo and their addresses:

   Directors:

      Peter A. Harbeck
      Jay S. Wintrob
      Christine A. Nixon

   Officers:

     Peter A. Harbeck...... President & Chief Executive Officer
     J. Steven Neamtz...... Executive Vice President -- Sales & Marketing
     Vincent Marra......... Senior Vice President & Chief Operating
                            Officer
     Robert M. Zakem....... Senior Vice President, General Counsel &
                            Assistant Secretary
     Francis Gannon........ Senior Vice President
     Donna Calder.......... Senior Vice President
     Suzanne Onyskow....... Senior Vice President
     Tim Pettee............ Senior Vice President & Chief Investment
                            Officer
     Debbie Potash-Turner.. Senior Vice President
     Christine A. Nixon.... Secretary
     Michael Cheah......... Senior Vice President
     Brian Clifford........ Vice President
     Nori Gabert........... Vice President
     Donna Handel.......... Vice President
     Cheryl Hawthorne...... Vice President
     George Mitrica........ Vice President
     Iris Mojica........... Vice President
     James Nichols......... Vice President
     Stephen Schoepke...... Vice President
     Jill Anne Sottile Kirk Vice President
     Guillermo Taveras..... Vice President
     John T. Genoy......... Senior Vice President, Chief Financial Officer
                            & Controller
     Betsy Trietler........ Vice President
     Virginia N. Puzon..... Assistant Secretary

   The business address for each Director and Officer of SAAMCo is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 except for Mr. Wintrob, Ms. Nixon, Ms. Gabert and Ms. Puzon. The business address for

Mr. Wintrob, Ms. Nixon and Ms. Puzon is 1 SunAmerica Center, 1999 Avenue of the Stars, Los Angeles, CA 90067 and the business address for Ms. Gabert is 2929 Allen Parkway, Houston, TX 77019.

Comparison of the Portfolio and the Successor Portfolio


   If the reorganization is approved, the investment policies and restrictions for the Portfolio will be the same for the Successor Portfolio. Certain differences between the Portfolio and the Successor Portfolio are described below.



   General. SunAmerica Equity Funds, a Massachusetts business trust under which the Portfolio is formed, is an open-end management investment company formed on June 18, 1996 and operates pursuant to a Declaration of Trust, as amended. The Trust is governed by its Declaration of Trust, its by-laws, and applicable federal and state laws.



   SunAmerica Style Select Series, Inc., an open-end management investment company under which the Successor Portfolio will be formed, was incorporated in Maryland on July 3, 1996. SunAmerica Style Select Series, Inc. is governed by its charter, its by-laws, and applicable federal and state laws.



   Stock and Shares of Beneficial Interest. SunAmerica Equity Funds is authorized to issue an unlimited number of transferable shares of beneficial interest. The Trustees, in their sole discretion and without a vote of the shareholders, have the authority to create new series of SunAmerica Equity Funds and further authorize the creation of various classes of shares within any series. The Trustees have the power to determine the investment objective, purchase price, designation, preferences, privileges, limitations, and the other rights of each class and series of shares. Currently, SunAmerica Equity Funds consists of 7 separate series. Each investment series consists of various classes of shares selected from the Class A shares, Class B shares, Class C shares, Class I shares, Class II shares, and Class Z shares. The ownership of all of SunAmerica Equity Funds' properties is vested exclusively in the Trustees, therefore the shareholders have no interest in SunAmerica Equity Funds' property, other than the beneficial interest conferred by their shares. The shareholders of the various series of SunAmerica Equity Funds have no preference, preemptive, conversion, subscription or exchange rights. The shareholders are entitled to limited appraisal rights, as provided in the Declaration of Trust. All outstanding shares may be redeemed at the option of the holders thereof, subject to the terms and conditions provided in the Declaration of Trust. The Trustees may cause the redemption of shares of SunAmerica Equity Funds for the purpose of maintaining the status of SunAmerica Equity Funds as a regulated investment company under the Internal Revenue Code.


   SunAmerica Style Select Series, Inc. is authorized to issue 2,000,000,000 shares of its capital stock. Currently, SunAmerica Style Select Series, Inc. consists of 15 separate investment series. Each series consists of various classes of shares selected from the Class A common stock, Class B common stock, Class I common stock, Class II common stock, Class Z common stock, and Class X common stock. The Board of Directors may classify and reclassify any unissued shares of capital stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock without further stockholder action. The shares of each series of SunAmerica Style Select Series, Inc. are generally redeemable at the option of the stockholders and at the option of Style Select. The shares of each series of SunAmerica Style Select Series, Inc. may be issued and sold subject to different sales loads or charges, as determined by the Board of Directors.


   Voting Rights. On any matter that may be submitted to a vote of shareholders of SunAmerica Equity Funds, all series generally vote separately, except where a vote by more than one series is required by law or in circumstances where the interests of the series do not differ from those of other series. Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. A majority vote of shareholders shall be sufficient to take or authorize action upon any matter except as otherwise required under the Declaration of Trust or any applicable law. In matters affecting a particular series or class, a majority vote of the shareholders of such series or class shall be sufficient to take or authorize the action. Under the Declaration of Trust, shareholder voting is required under very limited circumstances such as to (i) change the fundamental investment objectives of SunAmerica Equity Funds, (ii) enter into management and advisory contracts with third parties, and (iii) effect certain fundamental changes that are provided in the Declaration of Trust.


   On any matter submitted to a vote of the stockholders of SunAmerica Style Select Series, Inc., all series and classes, as applicable, generally vote together as a single group, except where a separate vote by series or class is required by law. In circumstances where the interests of a series or class differ from those of the other series or class, only stockholders of the affected series or class are entitled to vote on the matters. Each full share is entitled to one vote, and each fractional share has a proportionate fractional vote.

   Stockholder/Shareholder Meetings. SunAmerica Equity Funds is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders as required by the 1940 Act or under certain circumstances as determined by the Trustees. The meetings of the shareholders of SunAmerica Equity Funds, as a whole or by series or class, may be called by a majority of the trustees, the President, or by the Secretary, at the written request of the holders of shares entitled to vote not less than twenty five percent (25%) of all the votes entitled to be cast at the meeting. The presence of holders of a majority of all the shares issued and outstanding and entitled to be voted at the meeting constitute a quorum for the conduct of business at the meeting.


   SunAmerica Style Select Series, Inc. is not required to hold annual meetings of stockholders unless required by the Act. Special meetings of stockholders may be called by the Chairman of the Board of Directors or the President, a majority of the directors, or by the Secretary, at the written request of stockholders entitled to vote at least twenty-five percent (25%) of all the votes entitled to be cast at the meeting. The presence in person or by proxy of stockholders entitled to cast a majority of all votes entitled to be cast at the meeting constitute a quorum for the conduct of business at the meeting.



   Election and Term of Directors/Trustees. SunAmerica Equity Funds' operations are overseen by the Trustees under Massachusetts law. The Trustees have exclusive control over the property and business of SunAmerica Equity Funds. Subject to the requirements of the Act, Trustees may be, but need not be, elected by shareholders. Trustees may be appointed by the other Trustees. Outgoing Trustees may elect and appoint their own successors. Trustees have terms of unlimited duration and hold office during the lifetime of SunAmerica Equity Funds or their earlier death, resignation, incapacity or removal. A Trustee may be removed, with cause, by action of two-thirds of the remaining Trustees or by an action of the shareholders of record of not less than two-thirds of the shares outstanding. Any vacancy may be filled by the remaining Trustees.



   The business and affairs of SunAmerica Style Select Series, Inc. are managed under the direction of its Board of Directors. Subject to the requirements of the Act, directors are elected by the stockholders. Directors hold office until their successors are duly elected and qualified. A director may be removed by the stockholders, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast for the election of directors. The remaining directors may fill a vacancy on the Board of Directors until a successor director is elected at the next meeting of the stockholders.



   Stockholder/Shareholder Liability. Under Massachusetts Law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of SunAmerica Equity Funds. However, the Declaration of Trust disclaims any personal liability of a shareholder for the acts or obligations of SunAmerica Equity Funds. Furthermore, SunAmerica Equity Funds will provide indemnification for all losses and expenses that a shareholder of a series may be held responsible for in connection with the obligations of that series.


   Pursuant to Maryland law, stockholders of SunAmerica Style Select Series, Inc. generally are not personally liable for the debts of SunAmerica Style Select Series, Inc. or any series thereof.

   Director/Trustee and Officer Liability. The Trustees generally are not personally liable for any obligation of SunAmerica Equity Funds. SunAmerica Equity Funds will indemnify its Trustees against all liabilities and expenses, except for those arising from the Trustee's willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties.

   To the fullest extent permitted by Maryland law, no director or officer shall be personally liable to SunAmerica Style Select Series, Inc. or the stockholders for money damages. Such limitation of liability does not apply to a person who would otherwise be subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of the office. SunAmerica Style Select Series, Inc. will indemnify its directors, officers and others against reasonable expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with actions, suits or proceedings, whether civil, criminal, administrative or investigative, unless it is established that:

  . the act or omission was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty;

  . the person actually received an improper personal benefit in money, property, or services; or

  . in the case of any criminal proceeding, the person had reasonable cause to believe that the act or omission was unlawful.

   Upon the receipt of appropriate representations and undertakings, SunAmerica Style Select Series, Inc. may pay, prior to final disposition, the expenses, including attorneys' fees, incurred by a director or officer in defending a proceeding.

   The foregoing is only a summary of certain rights of shareholders of SunAmerica Style Select Series, Inc. and SunAmerica Equity Funds under their governing charter documents, by-laws and state law and is not a complete description of provisions contained in those sources.

Board Considerations

   In making its determination as to whether or not the participation in a transaction involving investment companies is in the best interest of a participating investment company, and in determining whether or not the interests of existing shareholders of that investment company will be diluted as a result of it effecting the transaction, boards of trustees generally consider certain factors. In the case of this reorganization, the Trustees deemed that these factors are largely inapplicable because the Portfolio is being merged into a clone shell portfolio in which the Shareholders' interest after the reorganization will be substantially identical to their interest in the Portfolio prior to the reorganization. However, in analyzing the proposed reorganization, the following are examples of several factors that were taken into account by the Trustees:


  . The reorganization is in the Shareholders' best interests and Shareholders' interests in the Funds will not be diluted;


  . Fees or expenses of the reorganization will be borne by SAAMCo, and not by the Portfolio or Successor Portfolio;


  . Annual portfolio operating expenses, shareholder fees and services, and advisory fees and services of the Successor Portfolio are not expected to increase;


  . The Successor Portfolio and the Portfolio will have the same investment objectives, restrictions and policies;


  . The reorganization will result in reduced administrative, accounting, legal and marketing costs;



  . The reorganization will not result in any taxable transaction for the Portfolio's shareholders; and



  . The reorganization will allow more efficient administration of compliance controls and increase accounting efficiency.


Terms of the Plan

   Under the Plan, the reorganization is subject to a number of conditions, including the approval of the Shareholders of the Portfolio. Accordingly, Shareholders of the Portfolio are being asked to vote for the approval of the Plan pursuant to which the reorganization will be consummated. The following description of the Plan and the features of the proposed reorganization is qualified in its entirety by reference to the text of the Plan.

   The Plan provides, among other things, for the transfer of all of the assets of the Portfolio to the Successor Portfolio in exchange for: (i) the assumption by the Successor Portfolio of all of the liabilities of the Portfolio; and (ii) the issuance of full and fractional shares of beneficial interest of the Successor Portfolio, (the "Successor Portfolio Shares"), to be issued by SunAmerica Style Select Series, Inc. on behalf of the Successor Portfolio, having an aggregate net asset value equal to the value of the net assets of the Portfolio acquired. The value of the assets of the Portfolio and the net asset value per share of the Successor Portfolio Shares shall be determined as of the Valuation Date (as defined in the Plan) in accordance with the procedures for determining the value of the Portfolio's assets set forth in the Successor Portfolio's Articles of Incorporation and the then-current prospectus and statement of additional information for the Successor Portfolio that forms a part of the Successor Portfolio's registration statement on Form N-1A (the "Registration Statement"). In lieu of delivering certificates for the Successor Portfolio Shares,

SunAmerica Style Select Series, Inc. shall credit the Successor Portfolio Shares to the Portfolio's account on the share record books of SunAmerica Style Select Series, Inc. and shall deliver a confirmation thereof to the Portfolio. The Portfolio shall then deliver written instructions to SunAmerica Style Select Series, Inc.'s transfer agent to establish accounts for the Shareholders on the share record books relating to the Portfolio. Shareholders of Class A shares, Class B shares and Class II shares of the Portfolio shall receive in the transaction described above, Class A shares, Class B shares and Class II shares, respectively, of the Successor Portfolio. Successor Portfolio Shares of each such class shall have the same aggregate net asset value as the aggregate net asset value of the corresponding class of the Portfolio.

   The reorganization is expected to be completed on or about February 18, 2004, or such earlier or later date as may be mutually agreed upon by the parties of the Plan.


No Appraisal Rights



   The staff of the Securities and Exchange Commission has taken the position that any rights to appraisal arising under state law are preempted by the provisions of the Act and Rule 22c-1 thereunder, which generally requires that shares of a registered open-end investment company be valued at their next determined net asset value.


   The Board of directors unanimously recommends that you vote "FOR" the approval of Proposal No. 3.

Other Business

   The Directors do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the proxies will vote on the matters in their discretion.

Independent Auditors


   The firm of PricewaterhouseCoopers LLP (PwC), 1177 Avenue of the Americas, New York, NY 10036, is the independent public accountant for each of the Funds, except SunAmerica Equity Funds. The firm of Ernst & Young LLP (E&Y), 1401 McKinney, Houston, TX 77010, is the independent public accountant for SunAmerica Equity Funds. Each Fund's Audit Committee recommended, and the Board of each Fund (including a majority of the Independent Directors) approved, the selection of PwC or E&Y, as applicable, as each Fund's independent accountant for the Fund's current fiscal year. Representatives of PwC or E&Y, as applicable, are not expected to be present at the Meetings, but have been given the opportunity to make a statement if they so desire and will not be available by telephone during the meeting to respond to appropriate questions.

   In accordance with Independence Standards Board No. 1, PwC or E&Y, each Fund's independent accountant for the Fund's most recently completed fiscal year, has confirmed to the Audit Committee that it is independent with respect to each Fund.


   Audit Fees: The following aggregate fees were billed by PwC or E&Y, as applicable, for professional services rendered for the audit of each Fund's annual financial statements and other fees for their most recently completed fiscal years as indicated below.



                                                    Fiscal         Other
                                                   Year End  Fees  Fees
                                                   -------- ------ ------
      SunAmerica Equity Funds
       SunAmerica Blue Chip Growth Fund...........  9/30/03 17,013 13,498
       SunAmerica Growth Opportunities Fund.......  9/30/03 17,013 18,104
       SunAmerica New Century Fund................  9/30/03 17,013 13,413
       SunAmerica Growth and Income Fund..........  9/30/03 17,013 18,540
       SunAmerica Balanced Assets Fund............  9/30/03 17,014 14,223
       SunAmerica International Equity Fund.......  9/30/03 21,120 19,660
       Focused Dividend Strategy Portfolio........  9/30/03 17,014 13,412
      SunAmerica Income Funds
       SunAmerica Core Bond Fund..................  3/31/03 20,396 18,255
       SunAmerica U.S. Government Securities Fund.  3/31/03 20,396 18,255
       SunAmerica GNMA Fund.......................  3/31/03 20,396 18,255
       SunAmerica Strategic Bond Fund.............  3/31/03 20,396 18,255
       SunAmerica High Yield Bond Fund............  3/31/03 20,396 18,255
       SunAmerica Tax Exempt Insured Fund.........  3/31/03 20,395 17,505
      SunAmerica Money Market Funds, Inc.
       SunAmerica Money Market Fund............... 12/31/02 23,453  6,830
       SunAmerica Municipal Money Market Fund..... 12/31/02 17,576  6,830
      SunAmerica Strategic Investment Series, Inc.
       SunAmerica Biotech/Health Fund............. 10/31/03 21,161 14,433
       Tax Managed Equity Fund.................... 10/31/03 21,161 14,433
       SunAmerica Stock Index Fund................ 10/31/03 21,161 14,433
       SunAmerica Science & Technology Fund....... 10/31/03 21,161 14,433
       SunAmerica Aggressive Growth LifeStage
         Fund..................................... 10/31/03 13,142 10,355
       SunAmerica Moderate Growth LifeStage Fund.. 10/31/03 12,982 10,223
       SunAmerica Conservative Growth LifeStage
         Fund..................................... 10/31/03 12,982 10,223
      SunAmerica Style Select Series, Inc.
       Focused Large-Cap Growth Portfolio......... 10/31/03 18,413 13,288
       Focused Multi-Cap Growth Portfolio......... 10/31/03 18,413 13,288
       Focused 2000 Growth Portfolio.............. 10/31/03 18,413 13,288
       Focused Large-Cap Value Portfolio.......... 10/31/03 18,413 13,288
       Focused Multi-Cap Value Portfolio.......... 10/31/03 18,413 13,288
       Focused 2000 Value Portfolio............... 10/31/03 18,413 13,288

                                                   Fiscal         Other
                                                  Year End  Fees  Fees
                                                  -------- ------ ------
         Focused Growth and Income Portfolio..... 10/31/03 18,413 13,288
         Focused International Equity Portfolio.. 10/31/03 22,987 15,665
         Focused Technology Portfolio............ 10/31/03 18,413 13,288
         SunAmerica Value Fund................... 10/31/03 18,413 13,288
         Focused Equity Strategy Portfolio....... 10/31/03 12,762  6,452
         Focused Multi-Asset Strategy Portfolio.. 10/31/03 12,761  6,452
         Focused Balanced Strategy Portfolio..... 10/31/03 12,761  6,452
         Focused Fixed Income and Equity Strategy
           Portfolio............................. 10/31/03 12,761  6,452
         Focused Fixed Income Strategy Portfolio. 10/31/03 12,761  6,452



   Financial Information Systems Design and Implementation Fees: Neither PwC nor E&Y billed fees for professional services rendered to the Funds for information technology services relating to financial information systems design and implementation for each Fund's most recently completed fiscal year, as indicated above. Similarly, neither PwC nor E&Y billed fees for professional services rendered to the SAAMCo, and any entities controlling, controlled by or under common control with the SAAMCo that provide services to the Funds, for information technology services relating to financial information systems design and implementation for each Fund's most recently completed fiscal year, as indicated above.



   All Other Fees: The aggregate fees billed by PwC or E&Y, as applicable, for services rendered to each Fund, SAAMCo and any entity controlling, controlled by or under common control with SAAMCo that provides services to the Funds for the calendar year ended December 31, 2002 was $536,743.92.


   The Audit Committee of each Fund has considered whether the services described above are compatible with its auditor's independence.

Commissions to Affiliated Broker-Dealers


   The Funds paid commissions to affiliated broker-dealers in the following amounts for their most recently completed fiscal year or, in the case of SunAmerica Strategic Investment Series, Inc., for the fiscal year ended October 31, 2002:



      SunAmerica Equity Funds--None



      SunAmerica Income Funds--None



      SunAmerica Money Market Funds, Inc.--None

      SunAmerica Strategic Investment Series, Inc.

                                                                  Percentage of
                                                                    Amount of
                                                    Percentage of  Transactions
                                           Amount    Commissions    Involving
                                          Paid to      Paid to     Payments of
                              Aggregate  Affiliated  Affiliated    Commissions
                              Brokerage   Broker-      Broker-    to Affiliated
Fund                         Commissions  Dealers      Dealers    Broker-Dealers
----                         ----------- ---------- ------------- --------------
SunAmerica Biotech/Health
 Fund.......................  $286,766    $25,062         6%           0.70%
Tax Managed Equity Fund.....  $ 21,961    $     0        --              --
SunAmerica Stock Index
 Fund.......................  $  2,873    $     0        --              --
SunAmerica Science &
 Technology Fund............  $ 20,018    $   421         2%           0.40%
SunAmerica Aggressive Growth
 Lifestage Fund.............  $      0         --        --              --
SunAmerica Moderate Growth
 Lifestage Fund.............  $      0         --        --              --
SunAmerica Conservative
 Growth Lifestage Fund......  $      0         --        --              --


      SunAmerica Style Select Series, Inc.

                                                                     Percentage of
                                                                       Amount of
                                                                     Transactions
                                                       Percentage of   Involving
                                              Amount    Commissions   Payments of
                                             Paid to      Paid to     Commissions
                                 Aggregate  Affiliated  Affiliated   to Affiliated
                                 Brokerage   Broker-      Broker-       Broker-
Portfolio                       Commissions  Dealers      Dealers       Dealers
---------                       ----------- ---------- ------------- -------------
Focused Multi-Cap Growth
 Portfolio..................... $1,032,282   $ 18,600       1.80%        0.33%
Focused Large-Cap Value
 Portfolio..................... $  502,061   $ 41,041       8.17%        0.78%
SunAmerica Value Fund.......... $  327,924   $    640       0.20%        0.03%
Focused 2000 Value Portfolio... $  833,137   $      0         --           --
Focused Large-Cap Growth
 Portfolio..................... $3,708,693   $812,462      21.91%        5.02%
Focused Growth & Income
 Portfolio..................... $  932,808   $ 43,941       4.71%        0.61%
Focused Multi-Cap Value
 Portfolio..................... $2,508,148   $458,971      18.30%        1.07%
Focused Technology Portfolio... $  572,611   $    581       0.10%        0.05%
Focused 2000 Growth............ $  373,320   $ 11,515       3.08%        0.51%
Focused International Equity
 Portfolio..................... $  252,383   $      0         --           --
Focused Equity Strategy........ $        0         --         --           --
Focused Multi-Asset Strategy... $        0         --         --           --
Focused Balanced Strategy...... $        0         --         --           --
Focused Fixed Income and Equity
 Strategy...................... $        0         --         --           --
Focused Fixed Income
 Strategy...................... $        0         --         --           --

Householding

   If more than one member of a household owns shares of a Fund, only one copy of the proxy will be mailed to that address unless the Fund has received contrary instructions from one or more members of such household. Please contact AIG SunAmerica Capital Services, Inc. by calling 1-800-858-8850 or by writing to Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 if you would like to receive a separate proxy statement in the future or if your household receives multiple proxy statements and would only like to receive one copy in the future.

Shareholder Proposals

   The Funds are not required to hold annual Shareholder meetings. If a Shareholder wishes to present a proposal to be included in the Proxy Statement for the next meeting of Shareholders of a Portfolio, the Portfolio must receive the proposal a reasonable time before the solicitation is to be made. Shareholders who would like to submit proposals for consideration at future Shareholder meetings should send written proposals to Robert M. Zakem, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

                              By Order of the Boards of Directors and Trustees
                               of
                              SUNAMERICA EQUITY FUNDS
                              SUNAMERICA INCOME FUNDS
                              SUNAMERICA MONEY MARKET FUNDS, INC.
                              SUNAMERICA STRATEGIC INVESTMENT SERIES, INC.
                              SUNAMERICA STYLE SELECT SERIES, INC.


                           /s/ Robert M. Zakem

                              Secretary

                                                                     APPENDIX A


                              List of Subadvisers


              Subadviser and Address    Funds
              ----------------------    -----

              AIGGIC                    SunAmerica Equity Funds:
              175 Water Street, New     International Equity Fund
              York, NY 10038
                                        SunAmerica Income Funds:
                                        Core Bond Fund
                                        Strategic Bond Fund
                                        High Yield Bond Fund
                                        Tax Exempt Insured Fund

                                        SunAmerica Money Market
                                          Funds, Inc.:
                                        SunAmerica Municipal
                                          Money Market Fund

                                        SunAmerica Strategic
                                          Investment Series,
                                          Inc.:
                                        SunAmerica Stock Index
                                          Fund

              American Century          SunAmerica Equity Funds:
                Investment Management,  Value Fund
                Inc.
              American Century          SunAmerica Style Select
              Tower, 4500 Main Street,    Series, Inc.:
              Kansas City, Missouri     Focused Multi-Cap Value
                64111                     Portfolio

              Credit Suisse Asset       SunAmerica Style Select
                Management, LLC           Series, Inc.:
              466 Lexington             Focused Multi-Cap Growth
              Avenue, New York, New       Portfolio
              York 10017.

              Baron Capital             SunAmerica Style Select
                Management, Inc.          Series, Inc.:
              767 5th Avenue, 49th      Focused 2000 Growth
                Floor,                    Portfolio
              New York, New York 10153  Focused Technology
                                          Portfolio

              Boston Partners Asset     SunAmerica Style Select
                Management, L.P.          Series, Inc.:
              28 State Street, Boston,  Focused 2000 Value
              Massachusetts               Portfolio

              Deutsche Asset            SunAmerica Style Select
                Management, Inc.          Series, Inc.:
              280 Park Avenue, New      Focused 2000 Growth
              York, New York 10017        Portfolio

              Subadviser and Address    Funds
              ----------------------    -----

              Dreman Value Management,  SunAmerica Style Select
                L.L.C.                    Series, Inc.:
              Ten Exchange              Focused Large-Cap Value
              Place, Jersey City,         Portfolio
              New Jersey

              Dresdner RCM Global       SunAmerica Style Select
                Investors LLC             Series, Inc.:
              Four Embarcadero Center,  Focused Technology
              San Francisco,              Portfolio
              California 94111

              Fred Alger Management,    SunAmerica Style Select
              Inc.                        Series, Inc.:
              111 Fifth Avenue, New     Focused Large-Cap Growth
              York, NY 10013              Portfolio

              Harris Associates L.P.    SunAmerica Style Select
              Two North LaSalle           Series, Inc.:
              Street, Chicago, Illinois Focused Large-Cap Value
                                          Portfolio
                                        Focused Growth and
                                          Income Portfolio
                                        Focused International
                                          Equity Portfolio

              Hotchkis and Wiley        SunAmerica Style Select
                Capital Management, LLC   Series, Inc.:
              725 South Figueroa        Focused 2000 Value
                Street, 39th Floor,       Portfolio
              Los Angeles, California
                90017

              Janus Capital Management  SunAmerica Style Select
                LLC                       Series, Inc.:
              100 Fillmore Street,      Focused Multi-Cap Growth
              Denver, Colorado            Portfolio
                80206-4923              Focused 2000 Value
                                          Portfolio
                                          (subcontracts to
                                          Perkins)

              J.P. Morgan Investment    SunAmerica Equity Funds:
                Management Inc.         Tax Managed Equity Fund
              522 Fifth Avenue, New     SunAmerica Style Select
              York, New York 10036        Series, Inc.:
                                        Focused Multi-Cap Value
                                          Portfolio

              Marsico Capital           SunAmerica Style Select
                Management, LLC           Series, Inc.:
              1200 17th Street, Suite   Focused Large-Cap Growth
                1300,                     Portfolio
              Denver, Colorado 80202    Focused Growth and
                                          Income Portfolio

              Massachusetts Financial   SunAmerica Style Select
                Services Company          Series, Inc.:
              500 Boylston Street,      Focused International
              Boston, Massachusetts       Equity Portfolio
                02116

              Oberweis Asset            SunAmerica Style Select
                Management, Inc.          Series, Inc.:
              951 Ice Cream Drive,      Focused 2000 Growth
                Suite 200,                Portfolio
              North Aurora, Illinois
                60542

              Perkins, Wolf, McDonnell  SunAmerica Style Select
                & Company                 Series, Inc.:
              310 S. Michigan Avenue,   Focused 2000 Value
                Suite 2600,               Portfolio
              Chicago, Illinois 60604     (subcontracted from
                                          Janus)

              Subadviser and Address    Funds
              ----------------------    -----

              Salomon Brothers Asset    SunAmerica Style Select
                Management LLC            Series, Inc.:
              388 Greenwich Street,     Focused Large-Cap Growth
              New York, New York          Portfolio

              The Boston Company Asset  SunAmerica Style Select
                Management, LLC           Series, Inc.:
              Mellon Financial          Focused International
              Center, 1 Boston Place,     Equity Portfolio
              Boston, Massachusetts
                02111

              Third Avenue Management   SunAmerica Style Select
                LLC                       Series, Inc.:
              767 Third Avenue,         Focused Multi-Cap Value
              New York, New York 10017    Portfolio

              Thornburg Investment      SunAmerica Style Select
                Management, Inc.          Series, Inc.:
              119 East Marcy Street,    Focused Growth and
              Santa Fe, New Mexico        Income Portfolio
                87501

              T. Rowe Price             SunAmerica Strategic
                Associates, Inc.          Investment Series,
              100 East Pratt Street,      Inc.:
              Baltimore, Maryland 21202 SunAmerica Science and
                                          Technology Fund

              Wellington Management     SunAmerica Style Select
                Company, LLP              Series, Inc.:
              75 State Street,          Focused Large-Cap Value
              Boston, Massachusetts       Portfolio
                02109

                                                                     APPENDIX B

                          PROPOSED CHARTER AMENDMENTS

   Current text of SunAmerica Style Select Series, Inc.'s Articles of Incorporation, Article SIXTH (c)(5) to Article SIXTH (c)(8):

                               Article SIXTH (c)

   (5) Each share of Common Stock shall have one vote, irrespective of the class or series thereof, and the exclusive voting power for all purposes shall be vested in the holders of the Common Stock. All classes and series of Common Stock shall vote together as a single class; provided, however, that as to any matter with respect to which a separate vote of a particular class or series is required by the Investment Company Act of 1940 or the Maryland General Corporation Law, such requirement shall apply and, in that event, the other classes and series entitled to vote on the matter shall vote together as a single class; and provided, further, that the holders of a particular class or series of Common Stock shall not be entitled to vote on any matter which does not affect any interest of that class or series, including liquidation of another series, except as otherwise required by the Investment Company Act of 1940 or the Maryland General Corporation Law.

   (6) Each holder of Common Stock shall have the right to require the Corporation to redeem all or any part of his shares of any class or series at a redemption price equal to the current net asset value per share of that class or series which is next computed after receipt of a tender of such shares for redemption, less such redemption fee or contingent deferred sales charge, if any, as the Board of Directors may from time to time establish in accordance with the Investment Company Act of 1940 and the Rules of Fair Practice adopted by the National Association of Securities Dealers, Inc. Payment of the redemption price shall be made by the Corporation only from the assets belonging to the series whose shares are being redeemed. The redemption price shall be paid in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by law, make payment wholly or partly in securities or other assets, at the value of such securities or other assets used in such determination of current net asset value. Notwithstanding the foregoing, the Corporation may suspend the right of holders of Common Stock to require the Corporation to redeem their shares, or postpone the date of payment or satisfaction upon such redemption for more than seven days after tender of such shares for redemption, during any period or at any time when and to the extent permitted under the Investment Company Act of 1940.

   (7) To the extent and in the manner permitted by the Investment Company Act of 1940 and the Maryland General Corporation Law, the Board of Directors may cause the Corporation to redeem, at their current net asset value, the shares of any series of Common Stock held in the account of any stockholder having, because of redemptions or exchanges, an aggregate net asset value which is less than the minimum initial investment in that series specified by the Board of Directors from time to time in its sole discretion.

   (8) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or of the liquidation of a particular series of Common Stock, the holders of each series that is being liquidated shall be entitled, after payment or provision for payment of the liabilities of that series, as a class, to share ratably in the remaining assets belonging to the series. The holders of shares of any particular series shall not be entitled thereby to any distribution upon the liquidation of any other series. The liquidation of any series of Common Stock of which there are shares then outstanding shall be approved by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of that series, and without the vote of the holders of shares of any other series of Common Stock.

   Current text of SunAmerica Strategic Investment Series, Inc.'s Articles of Incorporation, Article SIXTH (c)(5) to Article SIXTH (c)(8):

                               Article SIXTH (c)

   (5) Each share of Common Stock shall have one vote, irrespective of the class or series thereof, and the exclusive voting power for all purposes shall be vested in the holders of the Common Stock. All classes and series of Common Stock shall vote together as a single class; provided, however, that as to any matter with respect to which a separate vote of a particular class or series is required by the Investment Company Act of 1940 or the Maryland General Corporation Law, such requirement shall apply and, in that event, the other classes and series entitled to vote on the matter shall vote together as a single class; and provided, further, that the holders of a particular class or series of Common Stock shall not be entitled to vote on any matter which does not affect any interest of that class or series, including liquidation of another series, except as otherwise required by the Investment Company Act of 1940 or the Maryland General Corporation Law.

   (6) Each holder of Common Stock shall have the right to require the Corporation to redeem all or any part of his shares of any class or series at a redemption price equal to the current net asset value per share of that class or series which is next computed after receipt of a tender of such shares for redemption, less such redemption fee or contingent deferred sales charge, if any, as the Board of

Directors may from time to time establish in accordance with the Investment Company Act and the Conduct Rules adopted by the National Association of Securities Dealers, Inc. Payment of the redemption price shall be made by the Corporation only from the assets belonging to the series whose shares are being redeemed. The redemption price shall be paid in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by law, make payment wholly or partly in securities or other assets, at the value of such securities or other assets used in such determination of current net asset value. Notwithstanding the foregoing, the Corporation may suspend the right of holders of any series of Common Stock to require the Corporation to redeem their shares, during any period or at any time when and to the extent permitted under the Investment Company Act.

   (7) To the extent and in the manner permitted by the Investment Company Act of 1940 and the Maryland General Corporation Law, the Board of Directors may cause the Corporation to redeem, at their current net asset value, the shares of any series of Common Stock held in the account of any stockholder having, because of redemptions or exchanges, an aggregate net asset value specified by the Board of Directors from time to time in its sole discretion which is less than the minimum initial investment in that series specified by the Board of Directors from time to time in its sole discretion.

   (8) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or of the liquidation of a particular series of Common Stock, the holders of each series that is being liquidated shall be entitled, after payment or provision for payment of the liabilities of that series and the amount to which the holders of any class of that series shall be entitled, as a class, to share ratably in the remaining assets belonging to the series. The holders of shares of any particular series of Common Stock shall not be entitled thereby to any distribution upon the liquidation of any other series.

   Proposed text of SunAmerica Strategic Investment Series, Inc.'s and SunAmerica Style Select Series, Inc.'s Articles of Incorporation,
Article SIXTH (c)(5) to Article SIXTH (c)(8):

                               Article SIXTH (c)

   (5) On each matter submitted to a vote of the stockholders, each holder of shares shall be entitled to one vote for each whole share standing in his name on the books of the Corporation, irrespective of the Series thereof, and the exclusive voting power for all purposes shall be vested in the holders of Common Stock. All shares of all Series shall vote as a single class ("Single Class Voting") as to any matters in which such share of stock is entitled to vote and each fractional share of stock shall be entitled to a proportionate fractional vote; provided, however, that (i) as to any matter with respect to which a separate vote of any Series is required by the Investment Company Act of 1940 or by the Maryland General Corporation Law, such requirement as to a separate vote by that Series shall apply in lieu of Single Class Voting in addition to any other vote that may be required by law; (ii) in the event that the separate vote requirement referred to in clause (i) above applies with respect to more than one Series and the interests of those Series are the same, then, subject to clause (iv) below, the shares of all such Series shall vote as a single class in addition to any other vote that may be required by law, (iii) in the event that the separate vote requirement referred to in clause (i) above applies with respect to one or more Series, then, subject to clause (iv) below, the shares of all other Series shall vote as a single class in addition to any other vote that may be required by law; and (iv) as to any matter which does not affect the interest of a particular Series, including liquidation of another Series as described in paragraph (8) below, only the holders of shares of the one or more affected Series shall be entitled to vote in addition to any other vote that may be required by law.

   (6) Each holder of shares of any Series shall have the right to require the Corporation, to the extent it has funds or other property legally available therefor and subject to such reasonable conditions as the Board of Directors may determine, to redeem all or any part of his shares of such Series at a redemption price equal to the current net asset value per share of that Series which is next computed after receipt of a tender of such shares for redemption, less such redemption fee or deferred sales charge, if any, as the Board of Directors may from time to time establish in accordance with the Investment Company Act of 1940 and the Rules of Fair Practice adopted by the National Association of Securities Dealers, Inc. Notwithstanding the foregoing, the Corporation may suspend the right of holders of shares of any Series to require the Corporation to redeem their shares, or postpone the date of payment or satisfaction upon such redemption for more than seven days after tender of such shares for redemption, during any period or at any time when and to the extent permitted under the Investment Company Act of 1940.

   (7) To the extent and in the manner permitted by the Investment Company Act of 1940 and the Maryland General Corporation Law, and if authorized by the Board of Directors in its sole discretion, the Corporation may redeem at any time and from time to time, in whole or in part, at their current net asset value, shares of any Series from any stockholder, upon the sending of written, telegraphic, or electronic notice of redemption to each holder whose shares are so redeemed and upon such terms and conditions as the Board of Directors shall deem advisable. A redemption under this paragraph, even if it is for all the shares of a Series shall not be considered a liquidation under paragraph (8) requiring a vote of stockholders.

   All redemptions shall be at a redemption price equal to the current net asset value per share of shares of that Series to be redeemed as determined by the Board of Directors from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors. Payment of the redemption price shall be made by the Corporation only from the assets belonging to the Series whose shares are being redeemed. The redemption price shall be paid in cash and/or, if authorized by the Board of Directors in its sole discretion, securities at the value of such securities used in such determination of current net asset value; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash and/or securities unwise or undesirable, the Corporation may, to the extent and in the manner permitted by law, make payment wholly or partly in other assets, at the value of such other assets used in such determination of current net asset value. Any certificates for shares of capital stock of the Corporation to be redeemed or repurchased shall be surrendered in proper form for transfer, together with any proof of the authenticity of signatures required by the Board of Directors or transfer agent of the Corporation.

   (8) In the event of the liquidation of a particular Series, the stockholders of the Series that is being liquidated shall be entitled to receive, as a class, when and as declared by the Board of Directors, the excess of the assets belonging to that Series over the liabilities of that Series. The holders of shares of any particular Series shall not be entitled thereby to any distribution upon liquidation of any other Series. The assets so distributable to the stockholders of any particular Series shall be distributed among such stockholders in proportion to the number of shares of that Series held by them and recorded on the books of the Corporation. The liquidation of any particular Series in which there are shares then outstanding may be authorized by vote of a majority of the Board of Directors then in office, subject to the approval of a majority of the outstanding voting securities of that Series, as defined in the Investment Company Act of 1940, and without the vote of the holders of shares of any other Series. The liquidation of a particular Series may be accomplished, in whole or in part, by the transfer of assets of such Series to another Series or to a series of another corporation, trust or other entity registered as an open-end investment company under the Investment Company Act of 1940 or by the exchange of shares of such Series for the shares of another Series or shares of a series of another corporation, trust or other entity registered as an open-end investment company under the Investment Company Act of 1940.

     PROXY TABULATOR
     P.O. BOX 9132
     HINGHAM, MA 02043-9132

                                                              EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                                                             *** 3 EASY WAYS TO VOTE YOUR PROXIES ***
                              ------------------------------------------------------------------------------------------------------
                                     VOTE BY TELEPHONE                 VOTE ON THE INTERNET                  VOTE BY MAIL
                              -------------------------------   ---------------------------------   --------------------------------
                              1)   Read the Proxy Statement     1)   Read the Proxy Statement and   1)   Read the Proxy Statement
                                   and have this card at hand        have this card at hand

                              2)   Call 1-800-690-6903          2)   Go to www.proxyweb.com         2)   If you want to vote use the
                                                                                                         Proxy Card on reverse

                              3)   Enter control number shown   3)   Enter control number shown     3)   Return the card in the
                                   in the screen box and             in the screen box and follow        postage-paid envelope
                                   follow the simple                 the simple instructions             provided
                                   instructions

                              4)   Keep this card for your      4)   Keep this card for your
                                   records                           records
                              ------------------------------------------------------------------------------------------------------

------------------
XXX XXX XXX XXX XX
------------------

FUND NAME PRINTS HERE                                                                                SPECIAL MEETING OF SHAREHOLDERS
                                                                                                                    JANUARY 30, 2004
                                                                            PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS/TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints PETER A. HARBECK and ROBERT M. ZAKEM, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Harborside Financial Center, 3200
Plaza 5, Jersey City, NJ 07311, on Friday, January 30, 2004 at 10:00 A.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. The Fund shall vote as indicated on the reverse side, and in its own discretion, upon such other business as may properly come before the meeting.

                                                                                               Dated:
                                                                                                      -----------------

                                                                                    PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN
                                                                                         THE ACCOMPANYING ENVELOPE. NO POSTAGE
                                                                                            REQUIRED IF MAILED IN THE U.S.

                                                                                  --------------------------------------------------


                                                                                  --------------------------------------------------
                                                                                  Signature(s)                     (Sign in the Box)

                                                                                  Note: Please sign this proxy as your name appears
                                                                                  on the books of the Fund. Joint owners should each
                                                                                  sign personally. Trustees and other fiduciaries
                                                                                  should indicate the capacity in which they sign,
                                                                                  and where more than one name appears, a majority
                                                                                  must sign. If a corporation, this signature should
                                                                                  be that of an authorized officer who should state
                                                                                  his or her title.

                                                                                                                       SunAmerica sp

     LABEL BELOW FOR MIS USE ONLY!                                   MIS EDITS: # OF CHANGES   /   PRF 1     PRF 2
     PO#m8687                                                                               --- ---      ----     ----
     SUNAMERICA                                                      OK TO PRINT AS IS*    *By signing this form you are authorizing
     SUNAMERICA COMPLEX WIDE PROXY #994                                                ----
     COMMON FRONT OF 3 BACKS                                         MIS to print this form in its current state.
     (SUNCOMB1)(SUNCOMB2)(SUNCOMB3)
     ORIGINAL 2UP OVERSIZE 12/11/03 TD
     SCOTT P. (SUNCOMF)                                              ---------------------------------------------------------------
                                                                     SIGNATURE OF PERSON AUTHORIZING PRINTING                   DATE

 Please fill in one of the boxes below as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS
PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH
MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING
NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

                                                                                     FOR all
                                                                                    Nominees      WITHHOLD
                                                                                     Listed     authority to
                                                                                   (except as   vote for all
                                                                                    noted at      nominees
1.   To elect as Directors/Trustees the following nominees:                           left)        listed
                                                                                   ----------   ------------
     (01) Jeffrey S. Burum, (02) Dr. Judith L. Craven, (03) William F. Devin,          [ ]           [ ]
     (04) Samuel M. Eisenstat, (05) Stephen J. Gutman, (06) Peter A. Harbeck,
     (07) William J. Shea


     ---------------------------------------------------------------------------
     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's number on the line above.

     Note Address Change:
                          -----------------------

                          -----------------------

                          -----------------------

                                                 PLEASE SIGN ON REVERSE SIDE                       AAA sp

     LABEL BELOW FOR MIS USE ONLY!                                   MIS EDITS: # OF CHANGES   /   PRF 1     PRF 2
     PO#m8687                                                                               --- ---      ----     ----
     SUNAMERICA - AAA                                                OK TO PRINT AS IS*    *By signing this form you
     SUNAMERICA COMPLEX WIDE PROXY #994                                                ----
     COMMON FRONT (SUNCOMF)                                          are authorizing MIS to print this form in its
     ORIGINAL 2UP OVERSIZE 12/11/03 TD                               current state.
     SCOTT P. (SUNCOMB1)
     OA 12/11/03 TD
                                                                     -------------------------------------------------
                                                                     SIGNATURE OF PERSON AUTHORIZING PRINTING     DATE

     PROXY TABULATOR
     P.O. BOX 9132
     HINGHAM, MA 02043-9132

                                                              EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                                                             *** 3 EASY WAYS TO VOTE YOUR PROXIES ***
                              ------------------------------------------------------------------------------------------------------
                                      VOTE BY TELEPHONE                VOTE ON THE INTERNET                  VOTE BY MAIL
                              -------------------------------   ---------------------------------   --------------------------------
                              1)   Read the Proxy Statement     1)   Read the Proxy Statement       1)   Read the Proxy Statement
                                   and have this card at hand        and have this card at hand

                              2)   Call 1-800-690-6903          2)   Go to www.proxyweb.com         2)   If you want to vote use the
                                                                                                         Proxy Card on reverse

                              3)   Enter control number shown   3)   Enter control number shown     3)   Return the card in the
                                   in the screen box and             in the screen box and               postage-paid envelope
                                   follow the simple                 follow the simple                   provided
                                   instructions                      instructions

                              4)   Keep this card for your      4)   Keep this card for your
                                   records                           records
                              ------------------------------------------------------------------------------------------------------

------------------
XXX XXX XXX XXX XX
------------------

FUND NAME PRINTS HERE                                                                                SPECIAL MEETING OF SHAREHOLDERS
                                                                                                                    JANUARY 30, 2004
                                                                            PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS/TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints PETER A. HARBECK and ROBERT M. ZAKEM, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Harborside Financial Center, 3200
Plaza 5, Jersey City, NJ 07311, on Friday, January 30, 2004 at 10:00 A.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. The Fund shall vote as indicated on the reverse side, and in its own discretion, upon such other business as may properly come before the meeting.

                                                                                               Dated:
                                                                                                      --------------------

                                                                                   PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN
                                                                                        THE ACCOMPANYING ENVELOPE. NO POSTAGE
                                                                                            REQUIRED IF MAILED IN THE U.S.

                                                                                ----------------------------------------------------


                                                                                ----------------------------------------------------
                                                                                Signature(s)                       (Sign in the Box)

                                                                                Note: Please sign this proxy as your name appears on
                                                                                the books of the Fund. Joint owners should each sign
                                                                                personally. Trustees and other fiduciaries should
                                                                                indicate the capacity in which they sign, and where
                                                                                more than one name appears, a majority must sign. If
                                                                                a corporation, this signature should be that of an
                                                                                authorized officer who should state his or her
                                                                                title.

                                                                                                                       SunAmerica sp

     LABEL BELOW FOR MIS USE ONLY!                                   MIS EDITS: # OF CHANGES   /   PRF 1     PRF 2
     PO#m8687                                                                               --- ---      ----     ----
     SUNAMERICA                                                      OK TO PRINT AS IS*    *By signing this form you are authorizing
     SUNAMERICA COMPLEX WIDE PROXY #994                                                ----
     COMMON FRONT OF 3 BACKS                                         MIS to print this form in its current state.
     (SUNCOMB1)(SUNCOMB2)(SUNCOMB3)
     ORIGINAL 2UP OVERSIZE 12/11/03 TD
     SCOTT P. (SUNCOMF)                                              ---------------------------------------------------------------
                                                                     SIGNATURE OF PERSON AUTHORIZING PRINTING                   DATE

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS
PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH
MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING
NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

                                Please fill in one of the boxes below as shown using black or blue ink or number 2 pencil. [X]
                                PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

                                                                                     FOR all
                                                                                    Nominees      WITHHOLD
                                                                                     Listed     authority to
                                                                                   (except as   vote for all
                                                                                    noted at      nominees
1.   To elect as Directors/Trustees the following nominees:                           left)        listed
                                                                                   ----------   ------------
     (01) Jeffrey S. Burum, (02) Dr. Judith L. Craven, (03) William F. Devin,          [ ]           [ ]
     (04) Samuel M. Eisenstat, (05) Stephen J. Gutman, (06) Peter A. Harbeck,
     (07) William J. Shea


     ---------------------------------------------------------------------------
     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's number on the line above.

                                                                                   FOR   AGAINST   ABSTAIN:
                                                                                   ---   -------   -------
2(a) To approve an amendment to the Fund's Articles of Incorporation with          [ ]     [ ]       [ ]
     respect to its "redemption in kind" provisions.

2(b) To approve an amendment to the Fund's Articles of Incorporation with          [ ]     [ ]       [ ]
     respect to its liquidation provisions.

     Note Address Change:
                          -----------------------

                          -----------------------

                          -----------------------

                                                 PLEASE SIGN ON REVERSE SIDE                       BBB sp


     LABEL BELOW FOR MIS USE ONLY!                                   MIS EDITS: # OF CHANGES   /   PRF 1     PRF 2
     PO#m8687                                                                               --- ---      ----     ----
     SUNAMERICA - BBB                                                OK TO PRINT AS IS*    * By signing this form you
     SUNAMERICA COMPLEX WIDE PROXY #994                                                ----
     COMMON FRONT (SUNCOMF)                                          are authorizing MIS to print this form in its
     ORIGINAL 2UP OVERSIZE 12/11/03 TD                               current state.
     SCOTT P. (SUNCOMB2)
     OA 12/11/03 TD
                                                                     -------------------------------------------------
                                                                     SIGNATURE OF PERSON AUTHORIZING PRINTING     DATE

     PROXY TABULATOR
     P.O. BOX 9132
     HINGHAM, MA 02043-9132

                                                              EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                                                             *** 3 EASY WAYS TO VOTE YOUR PROXIES ***
                              ------------------------------------------------------------------------------------------------------
                                     VOTE BY TELEPHONE                 VOTE ON THE INTERNET                   VOTE BY MAIL
                              -------------------------------   ---------------------------------   --------------------------------
                              1)   Read the Proxy Statement     1)   Read the Proxy Statement and   1)   Read the Proxy Statement
                                   and have this card at hand        have this card at hand

                              2)   Call 1-800-690-6903          2)   Go to www.proxyweb.com         2)   If you want to vote use the
                                                                                                         Proxy Card on reverse

                              3)   Enter control number shown   3)   Enter control number shown     3)   Return the card in the
                                   in the screen box and             in the screen box and follow        postage-paid envelope
                                   follow the simple                 the simple instructions             provided
                                   instructions

                              4)   Keep this card for your      4)   Keep this card for your
                                   records                           records
                              ------------------------------------------------------------------------------------------------------

XXX XXX XXX XXX XX

FUND NAME PRINTS HERE                                                                                SPECIAL MEETING OF SHAREHOLDERS
                                                                                                                    JANUARY 30, 2004
                                                                            PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS/TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints PETER A. HARBECK and ROBERT M. ZAKEM, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Harborside Financial Center, 3200
Plaza 5, Jersey City, NJ 07311, on Friday, January 30, 2004 at 10:00 A.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. The Fund shall vote as indicated on the reverse side, and in its own discretion, upon such other business as may properly come before the meeting.

                                                                                                Dated:
                                                                                                       -----------------

                                                                                    PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN
                                                                                         THE ACCOMPANYING ENVELOPE. NO POSTAGE
                                                                                            REQUIRED IF MAILED IN THE U.S.

                                                                                  --------------------------------------------------


                                                                                  --------------------------------------------------
                                                                                  Signature(s)                     (Sign in the Box)

                                                                                  Note: Please sign this proxy as your name appears
                                                                                  on the books of the Fund. Joint owners should each
                                                                                  sign personally. Trustees and other fiduciaries
                                                                                  should indicate the capacity in which they sign,
                                                                                  and where more than one name appears, a majority
                                                                                  must sign. If a corporation, this signature should
                                                                                  be that of an authorized officer who should state
                                                                                  his or her title.

                                                                                                                       SunAmerica sp

     LABEL BELOW FOR MIS USE ONLY!                                   MIS EDITS: # OF CHANGES   /   PRF 1     PRF 2
     PO#m8687                                                                               --- ---      ----     ----
     SUNAMERICA                                                      OK TO PRINT AS IS*    *By signing this form you are authorizing
     SUNAMERICA COMPLEX WIDE PROXY #994                                                ----
     COMMON FRONT OF 3 BACKS                                         MIS to print this form in its current state.
     (SUNCOMB1)(SUNCOMB2)(SUNCOMB3)
     ORIGINAL 2UP OVERSIZE 12/11/03 TD
     SCOTT P. (SUNCOMF)                                              ---------------------------------------------------------------
                                                                     SIGNATURE OF PERSON AUTHORIZING PRINTING                   DATE

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS
PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH
MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING
NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

                                Please fill in one of the boxes below as shown using black or blue ink or number 2 pencil. [X]
                                PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

                                                                                     FOR all
                                                                                    Nominees      WITHHOLD
                                                                                     Listed     authority to
                                                                                   (except as   vote for all
                                                                                    noted at      nominees
1.   To elect as Directors/Trustees the following nominees:                           left)        listed
                                                                                   ----------   ------------
     (01) Jeffrey S. Burum, (02) Dr. Judith L. Craven, (03) William F. Devin,          [ ]           [ ]
     (04) Samuel M. Eisenstat, (05) Stephen J. Gutman, (06) Peter A. Harbeck,
     (07) William J. Shea


     ---------------------------------------------------------------------------
     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's number on the line above.

                                                                                   FOR   AGAINST   ABSTAIN:
                                                                                   ---   -------   --------
3.   To approve the Agreement and Plan of Reorganization, in the form set forth    [ ]     [ ]       [ ]
     in Exhibit C to the Proxy Statement, pursuant to which the Focused Dividend
     Strategy Portfolio at SunAmerica Equity Funds will be reorganized into a newly created Focused Dividend Strategy Portfolio of SunAmerica Style
     Select Series, Inc.

     Note Address Change:
                          -----------------------

                          -----------------------

                          -----------------------

                                                 PLEASE SIGN ON REVERSE SIDE                       CCC sp

     LABEL BELOW FOR MIS USE ONLY!                                   MIS EDITS: # OF CHANGES   /   PRF 1     PRF 2
     PO#m8687                                                                               --- ---      ----     ----
     SUNAMERICA - CCC                                                OK TO PRINT AS IS*    *By signing this form you
     SUNAMERICA COMPLEX WIDE PROXY #994                                                ----
     COMMON FRONT (SUNCOMF)                                          are authorizing MIS to print this form in its
     ORIGINAL 2UP OVERSIZE 12/11/03 TD                               current state.
     SCOTT P. (SUNCOMB3)
     OA 12/11/03 TD
                                                                     -------------------------------------------------
                                                                     SIGNATURE OF PERSON AUTHORIZING PRINTING     DATE

                                  EXHIBIT LIST

         Exhibit A Form of Agreement and Plan of Reorganization

         Exhibit B Form of Investment Advisory and Management Agreement

         Exhibit C Form of 12b-1 Plan